A FIXED AND VARIABLE SINGLE PREMIUM IMMEDIATE ANNUITY
               ISSUED BY AETNA LIFE INSURANCE AND ANNUITY COMPANY
                                   PROSPECTUS

The Contract offered in connection with this Prospectus is a combination fixed and/or variable single premium immediate annuity contract (the "Contract") issued by Aetna Life Insurance and Annuity Company (the "Company"). The Contract is designed to provide regular income payments for a certain period or for life (with or without a guaranteed period) commencing immediately after purchase under the payment method that you select.

The Contract provides that your Purchase Payment may be allocated to a fixed dollar option and/or one or more of the Subaccounts of Variable Annuity Account B, a separate account of the Company. The Subaccounts invest directly in shares of the following Funds:

[bullet] Aetna Variable Fund
[bullet] Aetna Income Shares
[bullet] Aetna Investment Advisers Fund, Inc.
[bullet] Aetna Legacy Variable Portfolio

[bullet] Alger American Small Cap Portfolio
[bullet] Janus Aspen Growth Portfolio
[bullet] Janus Aspen Worldwide Growth Portfolio
[bullet] Neuberger & Berman Growth Portfolio

The availability of the Funds is subject to applicable regulatory authorization. Not all Funds may be available in all jurisdictions or under all Contracts.

This Prospectus provides information that you should know before purchasing the Contract. Additional information about the Contract and the Separate Account is contained in a Statement of Additional Information ("SAI") dated December 26, 1996. The SAI has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Table of Contents for the SAI is printed on page 11 of this Prospectus. For a free copy of the SAI, call us at (800) 238-6273 or write us at: 151 Farmington Avenue, Hartford, Connecticut 06156,
Attention: ARS Settlements.

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES OF THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   THIS PROSPECTUS IS DATED DECEMBER 26, 1996

                                TABLE OF CONTENTS


DEFINITIONS  ..................................... DEFINITIONS - 1
PROSPECTUS SUMMARY ................................... SUMMARY - 1
FEE TABLE .......................................... FEE TABLE - 1
THE VARIABLE ANNUITY CONTRACT ..............................     1
ANNUITY PAYMENTS ...........................................     1
  Annuity Elections ........................................     1
  Annuity Options ..........................................     1
  Annuity Payments .........................................     2
  Valuation of Annuity Unit Values .........................     2
PURCHASE ...................................................     3
  Purchase Payments ........................................     3
  How to Purchase ..........................................     3
  Allocation of Purchase Payment ...........................     3
  Free Look Period .........................................     3
INVESTMENT OPTIONS .........................................     3
  Fund Availability and Substitution .......................     4
  Transfers ................................................     4
CHARGES AND DEDUCTIONS .....................................     4
  Mortality and Expense Risk Charge ........................     4
  Administrative Charge ....................................     5
  Withdrawal Charge ........................................     5
  Fund Expenses ............................................     5
  Premium and Other Taxes ..................................     5
TAXES ......................................................     6
  Introduction .............................................     6
  Taxation of Annuity Payments .............................     6
  Taxation of Withdrawals ..................................     6
  Distributions--Tax-Deferred Annuities ....................     6
  Tax Penalty ..............................................     6
  Nonnatural Owners ........................................     7
WITHDRAWALS--ACCESS TO YOUR MONEY ..........................     7
  Commutation ..............................................     7
  Commuted Value ...........................................     8
PERFORMANCE ................................................     8
DEATH BENEFIT ..............................................     8
  Death Benefit Commutation ................................     8
OTHER INFORMATION ..........................................     9
  The Company ..............................................     9
  The Separate Account .....................................     9
  Distribution .............................................     9
  Ownership ................................................     9
  Beneficiary ..............................................     9


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  Delay or Suspension of Payments ..........................      9
  Voting Rights ............................................     10
  Modification of the Contract .............................     10
  Legal Matters and Proceedings ............................     10
  Financial Statements .....................................     10
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION ........     11
APPENDIX A--THE FIXED DOLLAR OPTION ........................     12


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                                 DEFINITIONS

The following terms are defined as they are used in this Prospectus:

Annuitant/Joint Annuitant: An individual named in the contract (1) whose life determines the amount or continuation of life-contingent payments, and/or (2) whose death results in the payment of death benefits.

Annuity Payment(s): A series of payments for life, a certain period or a combination of the two.

Beneficiary(ies): The person or persons who are designated by the Contract Holder to receive any death benefit proceeds payable under the Contract.

Commutation: The right to receive in a lump sum the present value of all or a portion of future Guaranteed Payments under a Period Certain Annuity. This right may be subject to a withdrawal charge.

Commuted Value: The present value of any future Guaranteed Payments which have not yet been paid under the Contract.

Company (We, Us): Aetna Life Insurance and Annuity Company.

Contract: The individual single premium immediate annuity contract offered in connection with this Prospectus.


Contract Effective Date: The date that the money is applied to the Contract and all paperwork is received in good order at the Company's Home Office.


Contract Holder (You): The person to whom the Contract is issued. The Company reserves the right to limit ownership to natural persons.

Fund(s): An open-end registered management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Contract.

Guaranteed Payment: A payment that is due whether or not the Annuitant, or Joint Annuitant (if applicable), is alive on the Payment Due Date.

Home Office: The Company's principal executive offices located at 151 Farmington Avenue, Hartford, Connecticut 06156.

Life Annuity: An annuity with payments that are based solely on whether or not the Annuitant, or Joint Annuitant (if applicable), is alive on the Payment Due Date.

Payee: A person who receives Annuity Payments. The Contract Holder shall be the Payee unless the Contract Holder designates otherwise in writing.

Payment Due Date: The date on which each Annuity Payment is scheduled to be paid. Such date can be either monthly, quarterly, semi-annually or annually, at the election of the Contract Holder.

Period Certain Annuity: An annuity with a specified number of Guaranteed Payments that are payable whether or not the Annuitant, or Joint Annuitant (if applicable), is alive on the Payment Due Date.

Separate Account: Variable Annuity Account B, a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company.

Subaccount(s): The portion of the assets of the Separate Account that is allocated to a particular Fund. Each Subaccount invests in the shares of only one corresponding Fund.

Valuation Date: The date and time at which the value of the Subaccount is calculated. Currently, this calculation occurs at the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange is open.

                               DEFINITIONS - 1

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                              PROSPECTUS SUMMARY


THE VARIABLE ANNUITY CONTRACT

   The fixed and variable single premium immediate annuity contract offered by the Company represents a contract between you and Aetna Life Insurance and Annuity Company. The purpose of the Contract is to provide regular income payments for a certain period or for life (with or without a guaranteed period) commencing immediately after purchase under the payment method that you select.


PURCHASE

   You may purchase the Contract with a single Purchase Payment of $5,000 or more. Your registered representative can help you fill out the proper forms.

   The Contract is available to persons who wish to receive annuity income payments. Contracts may be issued on a nonqualified basis. Contracts may also be issued in connection with employer sponsored Section 401(a), Section 403(b) and Section 457 plans, or as an Individual Retirement Annuity (IRA).

   The maximum issue age is 75. The Company reserves the right to modify the maximum issue age. (See "Purchase".)

FREE LOOK PERIOD

   If you cancel the Contract within 10 days after receiving it (or whatever period is required in your state), we will return your money without assessing a withdrawal charge. You will receive whatever your Contract is worth on the day we receive your request, less any Annuity Payments already made. This amount may be more or less than your original Purchase Payment. (See "Purchase--Free Look Period.")

ANNUITY PAYMENTS

   Annuity Payments may be made on either a fixed, variable or combination fixed and variable basis. If a variable payout is selected, the payments will vary with the investment performance of the Subaccount(s) selected. You have the right to select the payment plan, or "Annuity Option," under which Annuity Payments are to be made. These Options can provide payments for life or for the joint lives of two Annuitants, with or without a Guaranteed Period, or for a certain period or number of payments. (See "Annuity Payments.")

INVESTMENT OPTIONS

   You can put all or some of your money in up to four Subaccounts. These Subaccounts invest directly in shares of the following Funds:

   [bullet] Aetna Variable Fund

   [bullet] Aetna Income Shares

   [bullet] Aetna Investment Advisers Fund, Inc.

   [bullet] Aetna Legacy Variable Portfolio

   [bullet] Alger American Small Cap Portfolio

   [bullet] Janus Aspen Growth Portfolio

   [bullet] Janus Aspen Worldwide Growth Portfolio

   [bullet] Neuberger & Berman Growth Portfolio

   Each of the Funds is fully described in a separate Fund prospectus. Depending on market conditions, you can make or lose money in any of these Funds.

   You can also put all or some of your money into a fixed dollar option which guarantees a fixed payment, as specified in the Contract. The fixed dollar option is described in Appendix A to the Prospectus. Transfers are currently not permitted into or out of the fixed dollar option. (See "Investment Options" in this Prospectus, as well as the prospectuses for each of the Funds.)


                                  SUMMARY - 1

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TRANSFERS

   You may make transfers among the Subaccounts at any time. The Company reserves the right to limit such transfers to four (4) in any calendar year. Aetna may establish a minimum transfer amount. See "Investment
Options--Transfers.")

CHARGES AND DEDUCTIONS

   The Contract has insurance features and investment features, and there are costs related to each. These charges include daily deductions from the Separate Account (the mortality and expense risk charge and an administrative charge), as well as fees and expenses which are deducted directly from the Funds. (See the Fee Table and "Charges and Deductions.")

WITHDRAWALS

   Under a variable Period Certain Annuity, you may elect to receive the Commuted Value of all or a portion of future Guaranteed Payments, less any applicable withdrawal charge. The Commuted Value will be determined as of the Valuation Date next following the Company's receipt of your written request for Commutation. Withdrawals during the free look period will not incur a withdrawal charge. Withdrawals may also be subject to income tax and a federal tax penalty. (See "Withdrawals--Access to Your Money.")

DEATH BENEFIT

   A death benefit may be payable if your Contract is issued under certain Annuity Options. The death benefit is the right to receive any remaining Guaranteed Payments. The death benefit is payable upon the death of the Annuitant, or the survivor if there is a Joint Annuitant. Under Lifetime Annuity Options with Guaranteed Payments, the Beneficiary may elect, within six months of such death, to receive the Commuted Value of any remaining Guaranteed Payments. However, under a Period Certain Annuity, the Beneficiary may make such election at any time. No withdrawal charge will apply to the Commuted Value of the death benefit. (See "Death Benefit.")

TAXES

   All or a portion of each Annuity Payment will generally be includable in gross income and subject to federal income tax. A 10% federal tax penalty may be imposed on certain Annuity Payments or withdrawals. (See "Taxes.")

INQUIRIES

   Questions or requests for additional information may be directed to your agent or local representative, or you may contact the Company as follows:

   [bullet] Write to:   Aetna Life Insurance and Annuity Company
                        151 Farmington Avenue
                        Hartford, Connecticut 06156
                        Attention: ARS Settlements

   [bullet] Telephone:  1-800-238-6273


                                 SUMMARY - 2

                                  FEE TABLE

This information is intended to help you understand the various costs and expenses incurred directly or indirectly under your Contract. The table reflects expenses of the Subaccounts as well as of the Funds. Some expenses may vary as explained under "Charges and Deductions." Charges shown do not include premium taxes that may be applicable. For more information regarding fees and expenses paid out of the assets of a particular Fund, see the Fund's prospectus.

SEPARATE ACCOUNT ANNUAL EXPENSES

   Each Subaccount pays these expenses out of its assets. The charges are reflected in the Subaccount's daily Unit Value and are not charged directly to you. The Separate Account charges include:

    Mortality and Expense Risk Charge            1.25%
    Administrative Charge(1)                     0.00%
                                               =======
    Total Separate Account Annual Expenses       1.25%

WITHDRAWAL CHARGE

Under a variable Period Certain Annuity, Commutations are subject to the following charges:

-----------------------------------------------------------------------------
                  Number of years from             Withdrawal Charge
                Contract Effective Date         % of Commuted Value(2)
           ---------------------------------   -------------------------
           Fewer than 1                                    5%
           1 or more but fewer than 2                      5%
           2 or more but fewer than 3                      4%
           3 or more but fewer than 4                      4%
           4 or more, but fewer than 5                     3%
           5 or more, but fewer than 6                     2%
           6 or more, but fewer than 7                     1%
           7 or more                                       0%
 -----------------------------------------------------------------------------

(1) We currently do not impose an administrative charge. However, we reserve the right to deduct a daily charge from the Subaccounts, equivalent on an annual basis to not more than 0.25%.


(2) The Company will monitor the applicable deductions for the Withdrawal Charge to ensure it will never exceed 8.5% of the Purchase Payment.


                                FEE TABLE - 1


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ANNUAL EXPENSES OF THE FUNDS

The following table illustrates the advisory fees and other expenses applicable to the Funds. These figures are a percentage of each Fund's average net assets and, except as noted, are based on figures for the year ended December 31, 1995. A Fund's "Other Expenses" include operating costs of the Fund. Advisory fees and other expenses are deducted from each Fund's net asset value and are not deducted from the value of your Contract.

                            Investment
                             Advisory
                             Fees(1)       Other Expenses
                          (after expense   (after expense      Total Fund
                          reimbursement)   reimbursement)   Annual Expenses
                          --------------   --------------   ----------------
Aetna Variable Fund(2)         0.50%            0.06%             0.56%
Aetna Income Shares(2)         0.40%            0.08%             0.48%
Aetna Investment
  Advisers Fund,
  Inc.(2)                      0.50%            0.08%             0.58%
Aetna Legacy Variable
  Portfolio(2)                 0.60%            0.15%             0.75%
Alger American Small
  Cap Portfolio                0.85%            0.07%             0.92%
Janus Aspen Growth
  Portfolio(3)                 0.65%            0.13%             0.78%
Janus Aspen Worldwide
  Growth Portfolio(3)          0.68%            0.22%             0.90%
Neuberger & Berman
  Growth Portfolio(4)          0.84%            0.10%             0.94%

   (1) Certain of the unaffiliated Fund advisers reimburse the Company for administrative costs incurred in connection with administering the Funds as variable funding options under the Contract. These reimbursements are paid out of the investment advisory fees and are not charged to investors.

   (2) As of May 1, 1996, the Company provides administrative services to the Fund and assumes the Fund's ordinary recurring direct costs under an Administrative Services Agreement. The "Other Expenses" shown are not based on figures for the year ended December 31, 1995, but reflect the fee payable under this Agreement. The investment advisory fees reflect the fees in effect as of August 1, 1996.

   (3) The information for each Portfolio is net of fee waivers or reductions from Janus Capital Corporation. Fee reductions for the Growth and Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers, the Investment Advisory Fees, Other Expenses and Total Fund Annual Expenses for the Portfolios for the fiscal year ended December 31, 1995 would have been: 0.85%, 0.13% and 0.98%, respectively, for Janus Aspen Growth Portfolio; and 0.87%, 0.22% and 1.09%, respectively, for Janus Aspen Worldwide Growth Portfolio. Janus Capital may modify or terminate the waivers or reductions at any time upon 90 days' notice to the Portfolio's Board of Trustees.

   (4) Neuberger & Berman Advisers Management Trust (the "Trust") is divided into portfolios ("Portfolios"), each of which invests all of its net investment assets in a corresponding series ("Series") of Advisers Management Trust. Expenses in the table reflect expenses of the Portfolio and include the Portfolio's pro rata portion of the operating expenses of the Portfolio's corresponding Series. The Portfolio pays Neuberger & Berman Management Inc. ("NBMI") an administration fee based on the Portfolio's net asset value. The corresponding Series of the Portfolio pays NBMI a management fee based on the Series' average daily net assets. Accordingly, this table combines management fees at the Series level and administration fees at the Portfolio level in a unified fee rate. (See "Expenses" in the Trust's prospectus.)

                                FEE TABLE - 2

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HYPOTHETICAL ILLUSTRATION

THIS EXAMPLE IS PURELY HYPOTHETICAL. IT SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR EXPECTED RETURN. ACTUAL EXPENSES AND/OR RETURN MAY BE MORE OR LESS THAN THOSE SHOWN BELOW.

The following Examples illustrate the expenses that would have been paid assuming a $1,000 investment in the Single Premium Immediate Annuity Contract and 5% return on assets. For the purposes of these Examples, the calculations assume that Annuity Payments are made based on a 15 year Period Certain Annuity with a 3.5% Assumed Annual Net Return Rate.

                                                 EXAMPLE A
                                  -----------------------------------------
                                    If you withdraw your entire Commuted
                                   Value at the end of the periods shown,
                                   you would pay the following expenses,
                                    including any applicable withdrawal
                                                  charge:
                                 1 year    3 years    5 years    10 years
                                 -------   --------   --------   ----------
Aetna Variable Fund                $65       $83       $ 99        $127
Aetna Income Shares                $64       $81       $ 96        $122
Aetna Investment Advisers
  Fund, Inc.                       $65       $84       $100        $129
Aetna Legacy Variable
  Portfolio                        $67       $88       $107        $140
Alger American Small Cap
  Portfolio                        $68       $92       $113        $151
Janus Aspen Growth Portfolio       $67       $89       $108        $142
Janus Aspen Worldwide Growth
  Portfolio                        $68       $92       $113        $149
Neuberger & Berman Growth
  Portfolio                        $68       $93       $114        $152

                                                 EXAMPLE B
                                  -----------------------------------------
                                    If you do not withdraw your Commuted
                                     Value you would pay the following
                                     expenses (no withdrawal charge is
                                               reflected):
                                 1 year    3 years    5 years    10 years
                                 -------   --------   --------   ----------
Aetna Variable Fund                $18       $50        $78        $127
Aetna Income Shares                $17       $48        $74        $122
Aetna Investment Advisers
  Fund, Inc.                       $18       $50        $79        $129
Aetna Legacy Variable
  Portfolio                        $19       $55        $86        $140
Alger American Small Cap
  Portfolio                        $21       $59        $92        $151
Janus Aspen Growth Portfolio       $20       $56        $87        $142
Janus Aspen Worldwide Growth
  Portfolio                        $21       $59        $92        $149
Neuberger & Berman Growth
  Portfolio                        $21       $60        $93        $152


                                FEE TABLE - 3

                        THE VARIABLE ANNUITY CONTRACT

   The fixed and variable single premium immediate annuity contract offered by the Company represents a contract between you and Aetna Life Insurance and Annuity Company, an insurance company. The purpose of the Contract is to provide regular income payments for a certain period or for life (with or without a guaranteed period) commencing immediately after purchase under the payment method that you select.


   You must select one of the annuity income options described under "Annuity Payments" below. Additionally, you may allocate your Purchase Payment to up to four of the eight different Subaccounts listed under "Investment Options," or to the fixed dollar option described in Appendix A to the Prospectus.

   Specific information on how to purchase a Contract and to whom the Contract is available is discussed under "Purchase."



                               ANNUITY PAYMENTS

ANNUITY ELECTIONS

   Under the Contract, the Company will make regular income payments to you or to a Payee you designate in writing. You can choose to have payments made on a monthly, quarterly, semi-annual or annual basis. The first payment will generally be due on the last day of the payment period you select. If an annual frequency is elected, the payment will be due one day before one year after the Contract Effective Date. An alternate first payment date may be elected subject to the Company's approval and compliance with IRS regulations.

   If you choose to have any portion of your Annuity Payments come from the Subaccounts, the dollar amount of your payment will depend upon three things:
(1) the value of that portion of your Contract that is allocated to the Subaccounts on the Annuity Date; (2) the Assumed Annual Net Return Rate that you select; and (3) the performance of the Subaccounts that you select. If the net return rate of the Subaccounts exceeds the Assumed Annual Net Return Rate stated in your Contract, your Annuity Payments will increase. Conversely, if the net return rate of the Subaccounts is less than the Assumed Annual Net Return Rate, your Annuity Payments will decrease.

ANNUITY OPTIONS

   You must choose one of the following Annuity Options. The option may not be changed after the Contract is issued.

   The options are listed in two groups: Lifetime and Nonlifetime. A Lifetime Annuity Option means that Annuity Payments are based on the life of one or two Annuitants and will continue for as long as such Annuitant(s) is alive. A Nonlifetime Annuity Option means that Annuity Payments are guaranteed to continue for a certain period; the continuation of payments under such option is not based on the continued life of the Annuitant(s).

LIFETIME ANNUITY OPTIONS:

[bullet] Option 1--Single Life Annuity--A stream of Annuity Payments that is payable for the life of the Annuitant. Payments cease upon the death of the Annuitant.

[bullet] Option 2--Single Life Annuity with Guaranteed Payments--A stream of
         Annuity Payments that is payable for the life of the Annuitant. If the Annuitant dies prior to the payment of all of the Guaranteed Payments, any remaining payments will be made to the Beneficiary.

[bullet] Option 3--Joint and Survivor Annuity--A stream of Annuity Payments that is payable for the lives of the Annuitant and Joint Annuitant. Upon the death of either Annuitant, payments continue for the life of the survivor at the full or reduced amount depending upon the option elected. Payments cease upon the death of the survivor.

[bullet] Option 4--Joint and Full Survivor Annuity with Guaranteed Payments--A stream of Annuity Payments that is payable for the lives of the Annuitant and the Joint Annuitant. Upon the death of either Annuitant, the full payment continues for the life of the survivor. If the survivor dies prior to the payment of all of the Guaranteed Payments, any remaining Guaranteed Payments will be paid to the Beneficiary.

[bullet] Option 5--Joint and Contingent Annuity--A stream of Annuity Payments that is payable for the lives of the Annuitant and the Joint Annuitant. If the Annuitant is the first to die, payments continue for the life of the Joint Annuitant at a reduced amount. If the Joint Annuitant is the first to die, the full payment continues for the life of the Annuitant. Payments cease upon the death of the survivor.

         If you elect Lifetime Option 1, 3 or 5, it is possible that no Annuity Payments would be made if the Annuitant under Option 1, or the survivor under Option 3 or 5, dies prior to the first Annuity Payment Date. Lifetime Annuity Options do not provide for any withdrawal rights.

NONLIFETIME ANNUITY OPTIONS:

[bullet] Option 6-Period Certain-A stream of Annuity Payments that continues for a certain period of time, as provided under your Contract. Payments are guaranteed for the number of Guaranteed Payments selected, and cease after the selected number of Guaranteed Payments have been made.


         If Option 6 is elected on a variable basis, you may request to receive the Commuted Value at any time. Any such withdrawal may be subject to a withdrawal charge. (See "Charges and Deductions--Withdrawal Charge.")


ANNUITY PAYMENTS

   Duration of Payments. Guaranteed Payments under a qualified annuity contract may not extend beyond (a) the life expectancy of the Annuitant, or (b) the joint life expectancies of the Annuitant and Beneficiary. In any event, qualified contract Annuity Payments must comply with the minimum distribution requirements of Code Section 401(a)(9).

   Amount of Each Annuity Payment. The amount of each payment depends on (1) the amount of your Purchase Payment, (2) how you allocate the Purchase Payment between the fixed dollar option and the Subaccounts, and (3) the Annuity Option and any features chosen. The initial Annuity Payment must be at least $50 per month, or aggregate to $250 per year for payments of any other frequency.

   For any portion of your Annuity Payments that is made on a variable basis, the first and subsequent payments will vary depending on the Assumed Annual Net Return Rate (3-1/2% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity Payments will increase thereafter only to the extent that the net return rate on the Subaccounts in which you have invested exceeds 5% on an annualized basis. Annuity Payments would decline if the net return rate was below 5%. Use of the 3-1/2% Assumed Annual Net Return Rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net return rate. (See the Statement of Additional Information for further discussion on the impact of selecting an Assumed Annual Net Return Rate.)

VALUATION OF ANNUITY UNIT VALUES

   The value of your interest in a Subaccount is expressed as the number of "Annuity Units" that you hold, multiplied by an Annuity Unit Value ("AUV") for each unit. The AUV on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net return factor of that Subaccount for the period between the immediately preceding Valuation Date and the current Valuation Date. (See "Net Return Factor" below.) The AUV will be affected by the investment performance, expenses and charges of the applicable Fund and is reduced each day by a percentage that accounts for the daily assessment of mortality and expense risk charges and the administrative charge (if any).

   Net Return Factor. The net return factor is used to measure the investment performance of a Subaccount from one Valuation Date to the next. The net return factor for a Subaccount for any valuation period is equal to the sum of 1.000000 plus the net return rate. The net return rate equals:

(a) the value of the shares of the Fund held by the Subaccount on the current Valuation Date, minus

(b) the value of the shares of the Fund held by the Subaccount on the preceding Valuation Date, plus or minus

(c) taxes (or reserves for taxes) attributable to the operation of the Subaccount (if any);

(d) divided by the total value of the Subaccount's Annuity Units on the preceding Valuation Date;

(e) minus a daily charge at the annual effective rate of 1.25% for mortality and expense risks and up to 0.25% for administrative expenses (currently 0%).

A net return rate may be more or less than 0%.

                                   PURCHASE

PURCHASE PAYMENTS

   A "Purchase Payment" is the money that you give us to buy the Contract. The minimum amount that we will accept is $5,000. The Contract is designed to be a single premium contract, which means that no additional payments may be made under the Contract. The Company reserves the right to establish a maximum Purchase Payment amount and to reject any Purchase Payment exceeding the maximum.

   The Contract is available to persons who wish to receive annuity income payments. Contracts may be issued on a nonqualified basis. Contracts may also be issued in connection with employer sponsored Section 401(a), Section 403(b) and Section 457 plans, or as an Individual Retirement Annuity (IRA).

   The maximum issue age is (75). The Company reserves the right to modify the maximum issue age.

HOW TO PURCHASE

   You may purchase a Contract by submitting an application to the Company. The Company must accept or reject the application within two business days of receipt. If the application is incomplete, the Company may hold any forms and accompanying Purchase Payment for five days. A Purchase Payment may be held for longer periods only with your consent, pending acceptance of the forms. Any Purchase Payment accompanying the application, or received prior to the acceptance of the application, will be invested as of the date of acceptance. If the application is rejected, the application and any Purchase Payment will be returned.

ALLOCATION OF PURCHASE PAYMENT

   Your Purchase Payment less applicable premium taxes ("Net Purchase Payment") will be allocated among the investment options that you designate on your application. You may select up to four Subaccounts from the available fund choices. You may also select a fixed dollar option and allocate all or a portion of your Purchase Payment to the Company's general account. Allocations must be in whole percentages. You may change your fund choices after the Contract is issued by calling or writing to the Company at its Home Office. The Company reserves the right to restrict fund transfers to no more than four in any calendar year and to establish a minimum transfer amount.

FREE LOOK PERIOD

   If you change your mind about owning this Contract, you have the right to cancel it within 10 days of receiving it (or such longer period of time as may be required by your state). To exercise your right to cancel, both the Contract and a written notice of cancellation should be sent to the Company at its Home Office. If you cancel the Contract during this time period, you will not be assessed with a withdrawal charge. Following cancellation, you will receive back whatever your Contract is worth on the day we receive your request for cancellation, less any Annuity Payments already made. In certain states (or if you have purchased the Contract as an IRA), we may be required to give you back your entire Purchase Payment.

                              INVESTMENT OPTIONS

   The Contract offers 8 different variable investment options through the Separate Account. The Separate Account is divided into "Subaccounts" which do not invest directly in stocks, bonds or other investments. Instead, each Subaccount buys and sells shares of a corresponding Fund. Your Purchase Payment may be allocated to up to four of the Subaccounts as designated on the application. You may also allocate all or a portion of your Purchase Payment to the fixed dollar option.

   The investment results of the Funds described below are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Except where otherwise noted, all of the Funds are diversified, as defined in the 1940 Act.

[bullet] Aetna Variable Fund seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock.(1)

[bullet] Aetna Income Shares seeks to maximize total return, consistent with reasonable risk, through investments in a diversified portfolio consisting primarily of debt securities.(1)

[bullet] Aetna Investment Advisers Fund, Inc. is a managed fund which seeks to maximize investment return consistent with reasonable safety of principal by investing in one or more of the following asset classes: stocks, bonds and cash equivalents based on the Company's judgment of which of those sectors or mix thereof offers the best investment prospects.(1)

[bullet] Aetna Generation Portfolios, Inc.--Aetna Legacy Variable Portfolio seeks to provide total return consistent with preservation of capital by allocating its investments among equities and fixed income securities. The Portfolio is managed for investors who generally have an investment horizon exceeding five years and who have a low level of risk tolerance.(1)

[bullet] Alger American Fund--Alger American Small Capitalization Portfolio seeks capital return through investment in common stock of smaller companies offering the potential for significant price gain. The Portfolio invests at least 65% of its net assets in equity securities of companies that have total market capitalization of less than $1 billion at the time of purchase.(2)

[bullet] Janus Aspen Series--Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio pursues its investment objective by investing in common stocks of companies of any size.(3)

[bullet] Janus Aspen Series--Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with preservation of capital. The Portfolio pursues its investment objective primarily through investments in common stocks of foreign and domestic issuers.(3)

[bullet] Neuberger & Berman Advisers Management Trust-- Growth Portfolio seeks capital appreciation without regard to income. The Portfolio generally invests in securities believed to have the maximum potential for long-term capital appreciation. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market.(4)

         Investment Advisers for each of the Funds:
         (1) Aetna Life Insurance and Annuity Company (investment adviser); Aeltus Investment Management, Inc. (sub-adviser)
         (2) Fred Alger Management, Inc.
         (3) Janus Capital Corporation
         (4) Neuberger & Berman Management Inc. (investment manager); Neuberger & Berman, L.P. (sub-adviser)

   More comprehensive information, including a discussion of potential risks, is found in the respective Fund prospectuses which accompany this Prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives.

FUND AVAILABILITY AND SUBSTITUTION
   The availability of Funds may be subject to regulatory authorization. In addition, the Company may add or withdraw Funds, as permitted by applicable law. Not all Funds may be available in all jurisdictions or under all Contracts.

   If the shares of any Fund should no longer be available for investment by the Separate Account, or if, in the judgment of the Company, further investments in such shares should become inappropriate under this type of Contract, we may cease to make such Fund shares available for investment under the Contract on a prospective basis. In addition, the Company may substitute shares of another Fund for shares already acquired. The Company reserves the right to substitute shares of another Fund for shares already acquired without a proxy vote. Any elimination, substitution or addition of Funds will be done in accordance with applicable state or federal securities laws.

TRANSFERS AMONG SUBACCOUNTS
   Generally, you may make transfers among the Subaccounts at any time. The Company reserves the right to limit such transfers to four (4) in any calendar year. Transfers are currently not permitted into or out of the fixed dollar option.

                            CHARGES AND DEDUCTIONS

   There are charges and other expenses associated with the Contract that reduce the amount of your Annuity Payments. These charges and expenses are as follows:

MORTALITY AND EXPENSE RISK CHARGE
   The Company makes a daily deduction from each of the Subaccounts for the mortality and expense risk charge. The charge is equal, on an annual basis, to 1.25% of the daily net assets of the Subaccounts and compensates the Company for the assumption of mortality and/or expense risks under the Contract. The mortality risks are those assumed for any promise to make lifetime payments. The expense risk is the risk that the actual expenses for costs incurred under the Contract will exceed the maximum costs that can be charged under the Contract.

   If the amount deducted for mortality and expense risks is not sufficient to cover the mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess may be used to recover distribution expenses relating to the Contracts, and may also be used as a source of profit to the Company. The Company expects to make a profit from the mortality and expense risk charge.

ADMINISTRATIVE CHARGE

   The Company reserves the right to make a deduction from each of the Subaccounts for an administrative charge. Under the Contract, the administrative charge may be an amount equal, on an annual basis, to not more than 0.25% of the daily net assets of the Subaccounts. There is currently no administrative charge assessed under the Contract. Once an administrative charge is established for your Contract, it may not be increased.

   If an administrative charge is assessed, it will be set at a level which does not exceed the average expected cost of the administrative services to be provided while the Contract is in force. The Company does not expect to make a profit from this charge.

WITHDRAWAL CHARGE

   The withdrawal charge is, in effect, a deferred sales charge. It is imposed upon the surrender (Commutation) or withdrawal (partial Commutation) of the remaining Guaranteed Payments under a Period Certain Annuity at any time before the last Guaranteed Payment is made and while the Annuitant is living. The amount paid is equal to the Commuted Value minus the applicable withdrawal charge. The withdrawal charge is imposed to reimburse the Company for unrecovered acquisition and distribution costs.

   The schedule for the calculation of the withdrawal charge is:

------------------------------------------------------------------------------
                                                  Withdrawal Charge
                   Number of Years from              Percentage of
            Contract Effective Date                Commuted Value
            ---------------------------------  ---------------------
            Fewer than 1                                  5%
            1 or more, but fewer than 2                   5%
            2 or more, but fewer than 3                   4%
            3 or more, but fewer than 4                   4%
            4 or more, but fewer than 5                   3%
            5 or more, but fewer than 6                   2%
            6 or more, but fewer than 7                   1%
            7 or more                                     0%
 -----------------------------------------------------------------------------

   Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge when sales of the Contract are made to individuals or a group of individuals in such a manner that results in savings of sales expenses. The entitlement to such a reduction in the withdrawal charge will be based on the following criteria:

(a) the size and type of group of individuals to whom the Contract is offered; or

(b) whether there is a prior or existing relationship with the Company such as being an employee of the Company or one of its affiliates, receiving distributions or making internal transfers from other Contracts issued by the Company or one of its affiliates, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

   Any reduction or elimination of the withdrawal charge will not be unfairly discriminatory against any person.

FUND EXPENSES

   Each Fund incurs certain expenses which are paid out of its net assets. These expenses include, among other things, the investment advisory or "management" fee. The expenses of the Funds are set forth in the Fee Table in this Prospectus and described more fully in the accompanying Fund prospectuses.

PREMIUM AND OTHER TAXES

   Several states and municipalities impose a premium tax based on the amount of your Purchase Payment. These taxes currently range from 0% to 3.5%. The Company will deduct premium taxes from your Purchase Payment at the Contract Effective Date. Under certain circumstances, the Company reserves the right not to deduct premium taxes where the Purchase Payment is provided through an internal transfer from an annuity or other contract issued by the Company (or one of its affiliates) under which the Company previously deducted premium tax.

                                    TAXES

INTRODUCTION

   The Company has prepared the following as a general discussion on federal taxes. This discussion is not intended as tax advice to any individual. Any person concerned about tax implications should consult a tax adviser before investing and before electing any Commutation feature permitted under the Contract.

TAXATION OF ANNUITY PAYMENTS

   Nonqualified Contracts. Section 72 of the Internal Revenue Code ("Code") governs taxation of annuities. In general, under a nonqualified contract, only the portion of the Annuity Payment that represents the amount by which the expected return exceeds the "investment in the contract" will be taxed. After the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable. For variable Annuity Payments, the non-taxable portion of each payment is generally determined by dividing the "investment in the contract" (generally, your Purchase Payment) by the total number of expected Annuity Payments. For fixed Annuity Payments, the non-taxable portion is determined by a ratio your "investment in the contract" bears to the total dollar amount of expected Annuity Payments. Under either a variable or a fixed annuity, once the "investment in the contract" has been fully recovered, the full amount of each additional Annuity Payment is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," you should consult a competent tax adviser regarding deductibility of the unrecovered amount.

   Qualified Contracts. The taxation of Annuity Payments under a nonqualified contract described above does not apply to "qualified" contracts. Qualified contracts are contracts issued in conjunction with an Individual Retirement Annuity (IRA), a Code Section 403(b) Tax Deferred Annuity, a Code Section 457 deferred compensation plan or a Code Section 401(a) or 401(k) pension or profit sharing plan. Generally, the entire Annuity Payment received is taxable. Any portion of the Annuity Payment attributable to after-tax employee contributions to the plan is not taxable. Any portion of an Annuity Payment that is an "eligible rollover distribution" and that is properly rolled over to another plan of the same type or to an IRA also is not taxable. An Annuity Payment made in connection with a Section 403(b) Tax Deferred Annuity or a Section 401(a) or 401(k) pension or profit- sharing plan can be an "eligible rollover distribution" only if made under a Period Certain Annuity having a period of less than ten years and only to the extent that the Annuity Payment (1) is not attributable to after-tax contributions or (2) is not a required minimum distribution under Code Section 401(a)(9). If any portion of an eligible roll- over distribution is paid to the employee, the Company is required to withhold 20% of that amount as federal income tax withholding.

TAXATION OF WITHDRAWALS

   If the Commuted Value of all or any portion of the Guaranteed Payments is withdrawn or distributed as a death benefit, the amount received will be taxed as "an amount not received as an annuity."

   Nonqualified Contracts. If received under a nonqualified contract, the Commuted Value is generally includable in gross income to the extent that there is income on the contract. Income on the contract means the excess of the Commuted Value of the contract (determined without regard to any withdrawal charge) immediately before the amount is received over the investment in the contract at such time.

   Qualified Contracts. Generally, any distribution under a qualified contract is fully taxable upon receipt. If the distribution is made in connection with a Section 403(b) Tax Deferred Annuity or a Section 401(a) pension or profit sharing plan, it may not be taxable if attributable to after- tax contributions or if the distribution is an "eligible rollover distribution" (as defined above) that is properly rolled over to another contract or plan of the same type or to an IRA.

DISTRIBUTIONS--TAX-DEFERRED ANNUITIES

   The Code limits the distribution of amounts contributed on or after January 1, 1989 under a salary reduction agreement to a Section 403(b) Tax Deferred Annuity. In general, such distributions can only be made if the participant has attained age 59-1/2, separates from service, dies or becomes disabled (as defined in the Code).

TAX PENALTY

   The Code provides that any amount received under a qualified or nonqualified annuity contract may be subject to a premature distribution penalty equal to 10% of the amount that is includable in income.

   Because some of the exceptions to the 10% penalty discussed below require that the payment or distribution be part of a series of "substantially equal periodic payments," your selection of an increasing annuity or receipt of the Commuted Value may be subject to the 10% penalty unless one of the other exceptions applies. You should consult with a tax adviser to determine how this will affect your tax liability.

   Nonqualified Contracts. There is an exception to the tax penalty for nonqualified contracts if the payment is made under an immediate annuity contract. An immediate annuity is defined as a contract that (1) is purchased with a single premium, (2) has an annuity starting date no later than one year from the date of purchase, and (3) provides for a series of substantially equal periodic payments to be made no less frequently than annually over the annuity period. However, the IRS has ruled that where an immediate annuity contract is received in exchange for a deferred annuity contract pursuant to a Section 1035 exchange, the immediate annuity contract does not qualify for this exception to the 10% penalty.

   In addition to the immediate annuity exception, the 10% penalty also does not apply to (1) payments made on or after the date the taxpayer becomes age 59-1/2, (2) any payment attributable to the taxpayer becoming disabled (as defined by the Code), (3) any payment made on or after the death of the Contract Holder, or (4) any payment which is part of a series of substantially equal periodic payments made at least annually for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his designated Beneficiary. (Modification of the series of payments prior to the later of age 59-1/2 or 5 years may result in an additional tax in the year of modification equal to the penalty which would have been imposed, plus interest, if the exception had not applied.)

   Qualified Contracts. The 10% penalty may apply to amounts received under a qualified contract, other than a contract issued in conjunction with a
Section 457 deferred compensation plan. The 10% penalty does not apply to distributions that are (1) made on or after the date the employee attains age 59-1/2, (2) made to a Beneficiary on or after the death of the employee, (3) attributable to the employee's disability (as defined by the Code), (4) made to an employee after separation from service after age 55 (not applicable to an IRA), or (5) part of a series of substantially equal periodic payments made at least annually for the life or life expectancy of the employee or the joint lives or joint life expectancies of the employee and a designated Beneficiary. (Modification of the series of payments prior to the later of age 59-1/2 or 5 years may result in an additional tax in the year of modification equal to the penalty which would have been imposed, plus interest, if the exception had not applied.)

NONNATURAL OWNERS

   If a nonqualified contract is owned by a person who is not a natural person, the contract is not treated as an annuity contract for income tax purposes and the "income on the contract" for the taxable year is currently taxable as ordinary income. This rule does not apply to an immediate annuity, which is defined in the same way as for 10% penalty purposes. (See "Tax Penalty" above.) Therefore, if you elect an increasing annuity or elect to receive the Commuted Value, you should consult with a tax adviser to determine how this will affect your tax liability.

   This rule also does not apply to a trust or other entity which holds the contract solely as an agent for a natural person (other than an employer which holds for the benefit of employees). The rule also does not apply to qualified contracts (other than a contract held in connection with a Section 457 deferred compensation plan).

   A tax-exempt organization should consult with its tax adviser regarding treatment of "income on the contract" for purposes of the unrelated business income tax.

                      WITHDRAWALS--ACCESS TO YOUR MONEY


COMMUTATION

   If you elect a Period Certain Annuity, you may elect to receive the Commuted Value of all or a portion of the Guaranteed Payments, less any applicable withdrawal charge. Commuted Value means the present value of any remaining Guaranteed Payments which have not yet been paid under the Contract. If a portion of the Guaranteed Payments under a variable Period Certain Annuity is commuted, the remaining Annuity Payments will be reduced pro rata from all of the Subaccounts unless you designate otherwise. Commutations may be subject to a withdrawal charge as described in "Charges and Deductions."

COMMUTED VALUE

   Under the Period Certain Annuity, the Commuted Value is equal to the present value of the remaining Guaranteed Payments calculated using the Assumed Annual Net Return Rate stated in the Contract. All Commuted Values will be determined as of the Valuation Date next following the date on which a written request for Commutation is received in good order by the Company at its Home Office.

                                 PERFORMANCE


   The Company may illustrate the hypothetical values of Annuity Payments made from each of the Subaccounts over certain time periods based on the historical net asset values of the Funds. These numbers reflect the mortality and expense risk charge, as well as the advisory fees and other expenses of the Funds. The Company may also advertise the "standardized average annual total returns" of the Subaccounts, calculated in a manner prescribed by the SEC, as well as the "non-standardized returns." "Standardized average annual total returns" are computed according to a formula in which a hypothetical investment of $1,000 is applied to the Subaccount and then related to the ending redeemable values over the most recent one, five and ten-year periods (or since inception, if less than ten years). Standardized returns will reflect the reduction of all recurring charges during each period (e.g., mortality and expense risk charges, administrative expense charge (if any) and any applicable withdrawal charge). "Non- standardized returns" will be calculated in a similar manner, except that non-standardized figures will not reflect the deduction of any applicable withdrawal charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly, quarterly, year-to-date or three-year periods.

   The Company may advertise certain ratings, rankings or other information related to the Company, the Subaccounts or the Funds. Further details regarding performance reporting are described in the Separate Account's Statement of Additional Information.



                                DEATH BENEFIT

   The following describes the death benefit provision applicable to variable Annuity Payments under the Contract. For information on the death benefit provision applicable to the fixed dollar option under the Contract, please refer to Appendix A.

   A death benefit may be payable if your Contract is issued under (i) a Single Life Annuity with Guaranteed Payments (Option 2), (ii) a Joint and Full Survivor Annuity with Guaranteed Payments (Option 4), or (iii) a Period Certain Annuity (Option 6). The death benefit is payable upon the death of the Annuitant, or the death of the survivor if there is a Joint Annuitant.

   If the Annuitant dies, or if the survivor under a Joint Annuity Option dies, any remaining Guaranteed Payments will be paid to the Beneficiary in the form specified in the Contract. Such payments will be paid at least as rapidly as under the method of distribution then in effect. Under Options 2 and 4, the Beneficiary may elect, within six months of such death, to receive the Commuted Value of any remaining Guaranteed Payments. Under Option 6, the Beneficiary may make such election at any time. No withdrawal charge will apply to the Commuted Value of the death benefit.

   If the Contract Holder who is not the Annuitant dies, Annuity Payments will continue to be paid to the Payee in the form specified in the Contract. If no Payee survives the death of the Contract Holder, Annuity Payments will be made to the Annuitant. Such payments will be paid at least as rapidly as under the method of distribution then in effect.

DEATH BENEFIT COMMUTATION

   The Commuted Value under this death benefit provision will be determined on the next Valuation Date after the Company receives acceptable proof of death and a request for payment in good order at its Home Office. The Commuted Value is equal to the present value of any remaining Guaranteed Payments calculated using the Assumed Annual Net Return Rate stated in the Contract.

                              OTHER INFORMATION
THE COMPANY

   Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company organized in 1976 under the insurance laws of the State of Connecticut. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc.

   The Company is engaged in the business of issuing life insurance policies and variable annuity contracts in all states of the United States. The Company's principal executive offices are located at 151 Farmington Avenue, Hartford, Connecticut 06156.

THE SEPARATE ACCOUNT

   The Company has established a separate account, Variable Annuity Account B, for the purpose of funding its variable annuity contracts. The Board of Directors of the Company adopted a resolution in 1976 to establish the Separate Account under Connecticut insurance law. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, and meets the definition of "separate account" under the federal securities laws.

   Although the Company holds title to the assets of the Separate Account, such assets are not chargeable with liabilities of any other business conducted by the Company. Income, gains or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains or losses of the Company. All obligations arising under the Contracts are general corporate obligations of the Company.

DISTRIBUTION

   The Company acts as the Principal Underwriter for the securities sold by this Prospectus, and as the distributor of the Contracts.

   Compensation will be paid to broker-dealers who sell the Contracts. Broker-dealers will be paid commissions of up to 3.5% of the Purchase Payment. Under certain circumstances, such broker-dealers may also be paid additional compensation of up to 0.5%.

   The names of the broker-dealer and the registered representative responsible for your Contract are set forth on your application. Commissions and sales related expenses are paid by the Company and are not deducted from your Purchase Payment. To the extent that the withdrawal charge is insufficient to cover the actual costs of distribution, the Company may use any of its corporate assets, including any profit from the mortality and expense risk charge, to make up any difference.

OWNERSHIP

   The Contract is owned by the Contract Holder (You). You have all title to the Contract, as well as all rights to amounts held in the Contract during the lifetime of the Annuitant, and the Joint Annuitant (if applicable). Any choices selected under the Contract must be made by you in writing, unless otherwise allowed by the Company. Until we receive amendments to any such choices, we will rely on any previous choices made.

   Ownership of the Contract may be changed to the extent permitted by law. You should immediately notify the Company, in writing, of any change in ownership. No such ownership change will be binding until such notification is received and recorded by the Company at its Home Office.

BENEFICIARY

   If the Contract provides for any Guaranteed Payments following the death of the Annuitant and the Joint Annuitant (if applicable), you have the right to name a Beneficiary. The Beneficiary is the person entitled to receive any death benefit proceeds. The Company will pay any death benefit proceeds based on the last written Beneficiary designation on file at its Home Office as of the date of death.

   Changes in Beneficiary Designations. The designated Beneficiary may be changed at any time during the lifetime of the Annuitant and the Joint Annuitant (if applicable). Such change must be submitted to the Company in writing, and will not become effective until written notice of the change is received by the Company. Some restrictions may apply to Beneficiary changes under qualified contracts.

DELAY OR SUSPENSION OF PAYMENTS

   The Company reserves the right to suspend or postpone the date of payment for any benefit or values (a) on any Valuation Date on which the New York Stock Exchange ("Exchange") is closed (other than customary weekend and holiday closings) or when trading on the Exchange is restricted;
(b) when an emergency exists, as determined by the SEC, so that disposal of securities held in the Subaccounts is not reasonably practicable or it is not reasonably practicable for the Company fairly to determine the value of the Subaccount's assets; or (c) during such other periods as the SEC may by order permit for the protection of investors. The conditions under which restricted trading or an emergency exists shall be determined by the rules and regulations of the SEC.


VOTING RIGHTS

   The Company is the legal owner of the shares of the Funds. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you and other owners instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that the Company owns on its own behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

MODIFICATION OF THE CONTRACT

   The Company reserves the right to modify the Contract to meet the requirements of state or federal laws or regulations. The Company will notify you in writing of any changes.


LEGAL MATTERS AND PROCEEDINGS

   The Company knows of no material legal proceedings pending to which the Separate Account or the Company is a party or which would materially affect the Separate Account. The validity of the securities offered by this Prospectus has been passed upon by Counsel to the Company.


FINANCIAL STATEMENTS

   The consolidated financial statements of the Company and of the Separate Account have been included in the Statement of Additional Information.

             CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


   The following items are the contents of the Statement of Additional
Information:

       General Information and History
       Variable Annuity Account B
       Offering and Purchase of Contract
       Performance Data
       Annuity Payments
       Sales Material and Advertising
       Independent Auditors
       Financial Statements of the Separate Account
       Financial Statements of the Company

                                  APPENDIX A
                           THE FIXED DOLLAR OPTION

The following summarizes material information concerning the fixed dollar option. Amounts allocated to the fixed dollar option are held in the Company's general account that supports general insurance and annuity obligations. Interests in the fixed dollar option have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended. Disclosure in the Prospectus regarding the fixed dollar option may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of such statements. Disclosure in this Appendix regarding the fixed dollar option has not been reviewed by the SEC.

THE FIXED DOLLAR OPTION

   In addition to allocating your Purchase Payment to the Subaccounts described in the Prospectus, you may choose to allocate all or a portion of your Purchase Payment to the fixed dollar option. If you choose the fixed dollar option, your Annuity Payments will remain fixed as specified in your Contract over the term of the Contract unless you elect an Increasing Annuity.


   There is no right of Commutation for Annuity Payments supported by the fixed dollar option under any Lifetime Annuity Option. You may purchase a right of Commutation for Annuity Payments supported by the fixed dollar option under a Period Certain Annuity. The right of Commutation is described under "Withdrawals--Access to Your Money."

ANNUITY OPTIONS

   All of the Annuity Options described under "Investment Options" in the Prospectus are available for the fixed dollar option. If you allocate all or a portion of your Purchase Payment to a fixed dollar option, you may also elect one of the following features in connection with the portion of your Annuity Payments that are derived from the fixed dollar option:


(a) a Cash Refund feature that offers a death benefit in connection with certain Lifetime Annuity Options. If the Annuitant dies, or the survivor dies if there is a Joint Annuitant, the Beneficiary will receive a lump sum payment equal to the Net Purchase Payment allocated to the fixed dollar option less the total amount of fixed annuity payments paid prior to such death. The Cash Refund feature may be elected only with a Single Life Annuity (Option 1) or a Joint and Full Survivor Annuity (Option 3) that has no reduction in payment to the survivor.

(b) an Increasing Annuity under which the Annuity Payments supported by the fixed dollar option will increase by a stated percentage compounded annually. You must elect 1, 2 or 3% as the stated percentage. The feature is not available under Contracts purchased in conjunction with Section 457 deferred compensation plans.

   Annuity Payments. The amount of each Annuity Payment depends on (1) the Net Purchase Payment you allocate to the fixed dollar option, and (2) the Annuity Option and features chosen.

CHARGES AND DEDUCTIONS

   If you have elected a Period Certain Annuity and have purchased a right of Commutation, a withdrawal charge may apply to any Commuted Value you receive. This charge is, in effect, a deferred sales charge. It is imposed upon any Commutation of a Period Certain Annuity before the last Guaranteed Payment is made, and while the Annuitant is living. The amount paid upon Commutation is equal to the Commuted Value minus the applicable withdrawal charge. This charge is imposed to reimburse the Company for unrecovered acquisition and distribution costs.

   The following sets forth the schedule for the calculation of the withdrawal charge.

------------------------------------------------------------------------------
                                                Withdrawal Charge
             Number of Years from               Percentage of
             Contract Effective Date            Commuted Value
             ---------------------------------  ------------------
             1 or more, but fewer than 2                   5%
             2 or more, but fewer than 3                   4%
             3 or more, but fewer than 4                   4%
             4 or more, but fewer than 5                   3%
             5 or more, but fewer than 6                   2%
             6 or more, but fewer than 7                   1%
             7 or more                                     0%
------------------------------------------------------------------------------

   Reduction or Elimination of the Withdrawal Charge. We may reduce or eliminate the withdrawal charge when sales of the Contract are made to individuals or a group of individuals in such a manner that results in savings of sales expenses. The entitlement to such a reduction in the withdrawal charge will be based on the following criteria:

(a) the size and type of group of individuals to whom the Contract is offered; or

(b) whether there is a prior or existing relationship with the Company such as being an employee of the Company or one of its affiliates, receiving distributions or making internal transfers from other Contracts issued by the Company or one of its affiliates, or making transfers of amounts held under qualified plans sponsored by the Company or an affiliate.

Any reduction or elimination of the withdrawal charge will not be unfairly discriminatory against any person.

WITHDRAWALS--ACCESS TO YOUR MONEY

   Commutation. If you elect a fixed Period Certain Annuity with a right of Commutation, you may elect to receive the Commuted Value of all or a portion of the remaining Guaranteed Payments, less any applicable withdrawal charge. Such Commutations may be elected once each calendar year. No Commutations are allowed from a fixed dollar option in the first Contract year. In subsequent contract years, full or partial Commutations are allowed, provided that under a partial Commutation the remaining Annuity Payments would equal $50 or more. If a portion of the Guaranteed Payments is commuted, the remaining Annuity Payments will be reduced proportionately. Commutations are subject to a withdrawal charge.

   Commuted Value. Under a fixed Period Certain Annuity, the Commuted Value is equal to the present value of the remaining Guaranteed Payments calculated using the adjusted contract rate.

   The adjusted contract rate equals:

                          (Rate of Return) + CY - IY
where:

[bullet] Rate of Return is the Fixed Annuity Present Value Interest Rate shown in the Contract;

[bullet] CY is the Commutation Yield; and

[bullet] IY is the Issue Yield.

CY is determined as follows:

(1) CY is the average of the yields, as published in the Wall Street Journal on the Friday before the date of Commutation, of the three (or more if the Company deems necessary) noncallable, noninflation adjusted Treasury Notes or Bonds maturing on or closest to the Commutation Duration Date.


(2) The Commutation Duration Date is the date (month and year) obtained when the Commutation Duration is added to the date of Commutation.


(3) Commutation Duration equals 1 plus the number of whole years from the date of Commutation until the final Guaranteed Payment is due, divided by
    2. Any resulting fraction will be rounded up to the next whole number.

IY is determined as follows:


(1) IY is the average of the yields, as published in the Wall Street Journal on the Friday before the Contract Effective Date, of the three (or more if the Company deems necessary) noncallable, noninflation adjusted Treasury Notes or Bonds maturing on or closest to the Issue Duration Date.


(2) The Issue Duration Date (month and year) is obtained when the Issue Duration is added to the Contract Effective Date.

(3) Issue Duration equals 1 plus the number of whole years from issue until the final payment is due, divided by 2. Any resulting fraction will be rounded up to the next whole number.

DEATH BENEFIT

   The death benefit is payable upon the death of the Annuitant, or the death of the survivor if there is a Joint Annuitant, and if there are remaining Guaranteed Payments. Any remaining Guaranteed Payments will be paid to the Beneficiary in the form specified in the Contract. Such payments will be paid at least as rapidly as under the method of distribution then in effect. Within six months of such death, the Beneficiary may elect to receive the Commuted Value of any remaining Guaranteed Payments. However, under a Period Certain Annuity where you have purchased a right of Commutation, the Beneficiary may make such election at any time. No withdrawal charge will apply to the Commuted Value of the death benefit.

   If a Cash Refund feature is elected, the death benefit is payable in one sum to the Beneficiary.

   If the Contract Holder who is not the Annuitant dies, Annuity Payments will continue to be paid to the Payee in the form specified in the Contract. If no Payee survives the death of the Contract Holder, Annuity Payments will be made to the Annuitant. Such payments will be paid at least as rapidly as under the method of distribution then in effect.


   Death Benefit Commutation. The Commuted Value of the death benefit will be determined as of the Valuation Date next following the Company's receipt at its Home Office of proof of death acceptable to the Company and a request for payment in good order. If the Contract is issued as a Period Certain Annuity with a right of Commutation, the Commuted Value will be determined as described under "Withdrawal--Access to Your Money" in this Appendix. If the Contract is issued as a Life Annuity with Guaranteed Payments or a Period Certain where you have not purchased a right of Commutation, the rate used to determined the Commuted Value of the remaining Guaranteed Payments will be the Fixed Annuity Present Value Interest Rate shown in the Contract.

                          VARIABLE ANNUITY ACCOUNT B
                                      OF
                   AETNA LIFE INSURANCE AND ANNUITY COMPANY


         Statement of Additional Information dated December 26, 1996
        A Fixed and Variable Single Premium Immediate Annuity Contract


This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus for Variable Annuity Account B (the "Separate Account") dated December 26, 1996.

A free prospectus is available upon request from the local Aetna Life Insurance and Annuity Company office or by writing to or calling:

                   Aetna Life Insurance and Annuity Company
                            Attn: ARS Settlements
                            151 Farmington Avenue
                         Hartford, Connecticut 06156
                                1-800-238-6273

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

                              TABLE OF CONTENTS


                                                                         Page
                                                                       --------
General Information and History  ...................................       2
Variable Annuity Account B  ........................................       2
Offering and Purchase of Contracts  ................................       2
Performance Data  ..................................................       3
 General  ..........................................................       3
 Average Annual Total Return Quotations  ...........................       3
Annuity Payments  ..................................................       4
Sales Material and Advertising  ....................................       5
Independent Auditors  ..............................................       5
Financial Statements of the Separate Account  ......................     S-1
Financial Statements of Aetna Life Insurance and Annuity Company ...     F-1

                       GENERAL INFORMATION AND HISTORY

Aetna Life Insurance and Annuity Company (the "Company") is a stock life insurance company which was organized under the insurance laws of the State of Connecticut in 1976. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company organized in 1954). As of December 31, 1995, the Company had assets of $27.1 billion (subject to $25.5 billion of customer and other liabilities, $1.6 billion of shareholder equity) which includes $11 billion in assets held in the Company's separate accounts. The Company had $22 billion in assets under management, including $8 billion in its mutual funds. As of December 31, 1994, it ranked among the top 2% of all U.S. life insurance companies by size. The Company is a wholly owned subsidiary of Aetna Retirement Holdings, Inc., which is in turn a wholly owned subsidiary of Aetna Retirement Services, Inc., and an indirect wholly owned subsidiary of Aetna Inc. The Company is engaged in the business of issuing life insurance policies and annuity contracts in all states of the United States. The Company's Home Office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

In addition to serving as the principal underwriter and the depositor for the Separate Account, the Company is also a registered investment adviser under the Investment Advisers Act of 1940, and a registered broker-dealer under the Securities Exchange Act of 1934. The Company provides investment advice to several of the registered management investment companies offered as variable investment options under the Contracts funded by the Separate Account (see "Variable Annuity Account B" below).


Other than the mortality and expense risk charge and administrative charge described in the Prospectus, all expenses incurred in the operations of the Separate Account are borne by the Company. (See "Charges and Deductions" in the Prospectus.) The Company receives reimbursement for certain administrative costs from some unaffiliated sponsors of the Funds used as funding options under the Contract. These fees generally range up to 0.25%.


The assets of the Separate Account are held by the Company. The Separate Account has no custodian. However, the Funds in whose shares the assets of the Separate Account are invested each have custodians, as discussed in their respective prospectuses.

                          VARIABLE ANNUITY ACCOUNT B


Variable Annuity Account B (the "Separate Account") is a separate account established by the Company for the purpose of funding variable annuity contracts issued by the Company. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of each of the Subaccounts of the Separate Account will be invested exclusively in shares of the mutual funds described in the Prospectus. Purchase Payments made under the Contract may be allocated to one or more of the Subaccounts. The Company may make additions to or deletions from, or substitutions of available investment options as permitted by law. The availability of the Funds is subject to applicable regulatory authorization. Not all Funds are available in all jurisdictions or under all Contracts. The Funds currently available under the Contract are as follows:


Aetna Variable Fund                       Alger American Small Cap Portfolio
Aetna Income Shares                       Janus Aspen Growth Portfolio
Aetna Investment Advisers Fund, Inc.      Janus Aspen Worldwide Growth
                                           Portfolio
Aetna Legacy Variable Portfolio           Neuberger & Berman Growth Portfolio

Complete descriptions of each of the Funds, including their investment objectives, policies, risks and fees and expenses, are contained in the prospectuses and statements of additional information for each of the Funds.

                      OFFERING AND PURCHASE OF CONTRACTS

The Company is both the depositor and the principal underwriter for the securities sold by the prospectus. The Company offers the Contracts through life insurance agents licensed to sell variable annuities who are registered representatives of the Company or of other registered broker-dealers who have sales agreements with the Company. The offering of the Contracts is continuous. A description of the manner in which Contracts are purchased is in the prospectus.

                               PERFORMANCE DATA
GENERAL

From time to time, the Company may advertise different types of historical performance for the Subaccounts of the Separate Account available under the Contracts. The Company may advertise the "standardized average total returns," calculated in a manner prescribed by the Securities and Exchange Commission (the "standardized return"), as well as "non-standardized returns," both of which are described below.

The standardized and non-standardized total return figures are computed according to a formula in which a hypothetical initial Purchase Payment of $1,000 is applied under a deferred annuity contract to the various Subaccounts available under the Contract, and then related to the ending redeemable values over one, five and ten year periods (or fractional periods thereof). The standardized figures reflect the deduction of all recurring charges during each period that apply to the Contracts described in this Prospectus (e.g., mortality and expense risk charges, administrative expense charges (if any), and the withdrawal charge schedule applicable to commutations under a variable Period Certain Annuity). These charges will be deducted on a pro rata basis in the case of fractional periods.

The non-standardized figures will be calculated in a similar manner, except that they will not reflect the deduction of any applicable withdrawal charge (which would decrease the level of performance shown if reflected in these calculations). The non-standardized figures may also include monthly, quarterly, year-to-date and three-year periods.

If a Fund was in existence prior to the date it became available under the Contract, standardized and non-standardized total returns may include periods prior to such date. These figures are calculated by adjusting the actual returns of the Fund to reflect the charges that would have been assessed under the Contract had that Fund been available under the Contract during that period.

Investment results of the Subaccounts will fluctuate over time, and any presentation of the Subaccounts' total return quotations for any prior period should not be considered as a representation of how the Subaccounts will perform in any future period. Additionally, the amount available upon redemption may be more or less than your original cost.

AVERAGE ANNUAL TOTAL RETURN QUOTATIONS--
Standardized and Non-Standardized

The table shown below reflects the average annual standardized and non-standardized total return quotation figures for the periods ended December 31, 1995 for the Subaccounts. For those Subaccounts where results are not available for the full calendar period indicated, the percentage shown is an average annual return since inception (denoted with an *).

                                                  Standardized
 -----------------------------------------------------------------------
              SUBACCOUNT                  1 Year   5 Years     10 Years
 -----------------------------------------------------------------------
Aetna Variable Fund                       24.07%    11.65%      12.30%
 -----------------------------------------------------------------------
Aetna Income Shares                       10.93%     8.06%       8.56%
 -----------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.      19.36%    10.05%       9.19%*
 -----------------------------------------------------------------------
Aetna Legacy Variable Portfolio            2.27%*    N/A         N/A
 -----------------------------------------------------------------------
Alger American Small Cap Portfolio        35.39%    18.61%      21.08%*
 -----------------------------------------------------------------------
Janus Aspen Growth Portfolio              22.12%    11.83%*      N/A
 -----------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio    19.49%    17.07%*      N/A
 -----------------------------------------------------------------------
Neuberger & Berman Growth Portfolio       23.58%    16.14%      12.89%*
 -----------------------------------------------------------------------

                                                                                       Fund
                                                     Non-Standardized                Inception
                                                                                       Date
 ----------------------------------------------------------------------------------------------
              SUBACCOUNT                  1 Year   3 Years    5 Years    10 Years
 ----------------------------------------------------------------------------------------------
Aetna Variable Fund                       30.60%    10.41%     12.10%     12.30%     04/30/75
 ----------------------------------------------------------------------------------------------
Aetna Income Shares                       16.77%     6.31%      8.50%      8.56%     06/01/78
 ----------------------------------------------------------------------------------------------
Aetna Investment Advisers Fund, Inc.      25.64%    10.29%     10.50%      9.36%     06/23/89
 ----------------------------------------------------------------------------------------------
Aetna Legacy Variable Portfolio            7.65%*    N/A        N/A        N/A       07/03/95
 ----------------------------------------------------------------------------------------------
Alger American Small Cap Portfolio        42.51%    14.61%     19.09%     21.08%*    09/21/88
 ----------------------------------------------------------------------------------------------
Janus Aspen Growth Portfolio              28.55%    13.83%*     N/A        N/A       09/13/93
 ----------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio    25.78%    19.17%*     N/A        N/A       09/13/93
 ----------------------------------------------------------------------------------------------
Neuberger & Berman Growth Portfolio       30.09%    16.16%     16.61%     12.89%*    12/31/85
 ----------------------------------------------------------------------------------------------

* Please refer to the discussion preceding the Tables for an explanation of the charges included in the Standardized and Non-Standardized figures. These figures represent historical performance and should not be considered a projection of future performance.

                               ANNUITY PAYMENTS

Your variable Annuity Payment will fluctuate as the Annuity Unit value(s) fluctuates with the investment experience of the selected Subaccount(s). The first payment and subsequent payments also vary depending on the assumed net investment rate selected (3.5% or 5% per annum). Selection of a 5% rate causes a higher first payment, but Annuity Payments will increase thereafter only to the extent that the net investment rate increases by more than 5% on an annual basis. Annuity Payments would decline if the rate failed to increase by 5%. Use of the 3.5% assumed rate causes a lower first payment, but subsequent payments would increase more rapidly or decline more slowly as changes occur in the net investment rate.

A fixed number of Annuity Units is determined in each of the designated Subaccounts on the Contract Effective Date. The number of Annuity Units, which does not change thereafter, is calculated by dividing (a) by (b), where
(a) is the amount of the Annuity Payment as if the Annuity Payment was calculated as of the Contract Effective Date, and (b) is the Annuity Unit value for that investment option on the Contract Effective Date. The first payment will be calculated ten Valuation Dates prior to the payment due date which depends upon the payment frequency you have selected. As noted above, Annuity Unit values fluctuate from one Valuation Date to the next; such fluctuations reflect changes in the net investment factor for the applicable Subaccount(s) (with a ten Valuation Date lag which gives the Company time to process Annuity Payments) and a mathematical adjustment which offsets the assumed net investment rate of 3.5% or 5% per annum.

The operation of all these factors can be illustrated by the following hypothetical example. These procedures will be performed separately for each Subaccount selected.

EXAMPLE:

     Assume that you purchase a Single Premium Immediate Annuity Contract with a $50,000 premium. The payment option that you select has a payment factor of $6.68 per $1,000 of value applied. Also assume that no premium tax is payable.

     If a payment was determined as of the Contract Effective Date, that payment would be calculated by multiplying $6.68 per $1,000 by 50.000. This would produce an initial payment of $334.00.


     Assume that the value of the Annuity Unit on the Contract Effective Date is 13.400000. The payment calculated as of the Contract Effective Date is divided by the Annuity Unit value to determine the number of Annuity Units (that is, $334.00 / 13.400000 = 24.925 Annuity Units). The number of Annuity Units will remain constant over the term of your contract as determined by your annuity option. The value of each payment will be determined on the tenth Valuation Date prior to the payment due date by multiplying the number of Annuity Units by that date's Annuity Unit Value.


     Payments will subsequently fluctuate depending upon the net investment performance that occurs between payment Valuation Dates less a factor that represents the Assumed Annual Net Return Rate. This offsets the Assumed Annual Net Return Rate built into the number of Annuity Units determined above.

     Annuity Unit Values are calculated on a daily basis by multiplying the Annuity Unit Value by the daily net investment factor and by the daily Assumed Annual Net Return Rate. The factor for a 3.5% Assumed Annual Net Return Rate is 0.9999058 and for 5.0%, 0.9998663. The new payment is calculated by multiplying the number of Annuity Units by the new Annuity Unit Value.

                        SALES MATERIAL AND ADVERTISING


The Company may illustrate the hypothetical values of Annuity Payments made from each of the Subaccounts over certain time periods based on the historical net asset values of the Funds.

The Company may also include hypothetical illustrations in its sales literature that explain the mathematical principles of dollar cost averaging, compounded interest, tax deferred accumulation, and the mechanics of variable annuity contracts. The Company may also discuss the difference between variable annuity contracts and other types of savings or investment products, including, but not limited to, personal savings accounts and certificates of deposit.


We may publish in advertisements and reports, the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Duff & Phelps, Standard & Poor's Corporation and Moody's Investors Services, Inc. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. We may also quote ranking services such as Morningstar's Variable Annuity/Life Performance Report and Lipper's Variable Insurance Products Performance Analysis Service (VIPPAS), which rank variable annuity or life Subaccounts or their underlying funds by performance and/or investment objective. From time to time, we will quote articles from newspapers and magazines or other publications or reports, including, but not limited to The Wall Street Journal, Money magazine, USA Today and The VARDS Report.


The Company may provide in advertising, sales literature, periodic publications or other materials information on various topics of interest to current and prospective Contract Holders. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparison between the Contracts and the characteristics of and market for such financial instruments.



                             INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, CityPlace II, Hartford, Connecticut 06103-4103, are the independent auditors for the Separate Account and for the Company. The services provided to the Separate Account include primarily the examination of the Separate Account's financial statements and the review of filings made with the SEC.

                             FINANCIAL STATEMENTS
                          VARIABLE ANNUITY ACCOUNT B
                                     Index

             Independent Auditors' Report  ............     S-2
             Statement of Assets and Liabilities  .....     S-3
             Statement of Operations  .................     S-7
             Statements of Changes in Net Assets  .....     S-8
             Notes to Financial Statements  ...........     S-9
             Condensed Financial Information  .........    S-11

                         Independent Auditors' Report

The Board of Directors of Aetna Life Insurance and Annuity Company and
   Contracts Owners of Variable Annuity Account B:

We have audited the accompanying statement of assets and liabilities of Aetna Life Insurance and Annuity Company Variable Annuity Account B (the "Account") as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1995. These financial statements and condensed financial information are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information referred to above present fairly, in all material respects, the financial position of the Aetna Life Insurance and Annuity Company Variable Annuity Account B as of December 31, 1995, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and condensed financial information for the year ended December 31, 1995 in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Hartford, Connecticut
February 16, 1996

Variable Annuity Account B
Statement of Assets and Liabilities--December 31, 1995
ASSETS:
Investments, at net asset value: (Note 1)
Aetna Variable Fund; 20,401,661 shares at $29.06 per share
  (cost $600,834,096)                                        $  592,782,223
Aetna Income Shares; 6,006,058 shares at $13.00 per share
  (cost $74,865,329)                                             78,089,373
Aetna Variable Encore Fund; 6,101,341 shares at $13.30 per
  share (cost $78,645,161)                                       81,132,779
Aetna Investment Advisers Fund, Inc.; 7,664,725 shares at
  $14.50 per share (cost $98,736,185)                           111,155,405
Aetna GET Fund, Series B; 1,128,914 shares at $12.40 per
  share (cost $11,433,593)                                       14,000,173
Aetna Ascent Variable Portfolio; 32,179 shares at $10.80
  per share (cost $341,813)                                         347,383
Aetna Crossroads Variable Portfolio; 43,426 shares at
  $10.74 per share (cost $458,196)                                  466,405
Aetna Legacy Variable Portfolio; 30,419 shares at $10.64
  per share (cost $321,970)                                         323,579
Alger American Funds:
 Alger American Balanced Portfolio; 50,517 shares at
  $13.64 per share (cost $687,406)                                  689,050
 Alger American Growth Portfolio; 346,280 shares at $31.16
  per share (cost $10,853,903)                                   10,790,086
 Alger American Income and Growth Portfolio; 57,421 shares
  at $17.79 per share (cost $1,028,289)                           1,021,520
 Alger American Leveraged AllCap Portfolio; 112,151 shares
  at $17.43 per share (cost $1,922,235)                           1,954,796
 Alger American MidCap Growth Portfolio; 167,570 shares at
  $19.44 per share (cost $3,250,372)                              3,257,565
 Alger American Small Capitalization Portfolio; 646,138
  shares at $39.41 per share
    (cost $25,418,034)                                           25,464,317
Calvert Responsibly Invested Balanced Portfolio; 203,667
  shares at $1.70 per share (cost $360,358)                         346,846
Fidelity Investments Variable Insurance Products Fund:
 Equity-Income Portfolio; 800,426 shares at $19.27 per
  share (cost $14,457,609)                                       15,424,209
 Growth Portfolio; 521,413 shares at $29.20 per share
  (cost $15,259,452)                                             15,225,262
 High Income Portfolio; 100,193 shares at $12.05 per share
  (cost $1,192,297)                                               1,207,326
 Overseas Portfolio; 117,982 shares at $17.05 per share
  (cost $1,960,157)                                               2,011,591
Fidelity Investments Variable Insurance Products Fund II:
 Asset Manager Portfolio; 86,288 shares at $15.79 per
  share (cost $1,264,129)                                         1,362,489
 Contrafund Portfolio; 867,434 shares at $13.78 per share
  (cost $11,830,403)                                             11,953,244
 Index 500 Portfolio; 28,699 shares at $75.71 per share
  (cost $2,101,954)                                               2,172,818
 Investment Grade Bond Portfolio; 56,547 shares at $12.48
  per share (cost $694,235)                                         705,701
Insurance Management Series:
 Corporate Bond Fund; 1,213,125 shares at $9.79 per share
  (cost $11,647,482)                                             11,876,490
 Equity Growth and Income Fund; 2,084,810 shares at $12.80
  per share (cost $23,768,678)                                   26,685,566
 Growth Stock Fund; 17,464 shares at $10.30 per share
  (cost $176,265)                                                   179,879
 International Stock Fund; 156,864 shares at $10.35 per
  share (cost $1,580,366)                                         1,623,538
 Prime Money Fund; 5,774,492 shares at $1.00 per share
  (cost $5,775,674)                                               5,774,492
 U.S. Government Bond Fund; 438,127 shares at $10.29 per
  share (cost $4,432,728)                                         4,508,328
 Utility Fund; 797,832 shares at $11.03 per share (cost
  $8,000,336)                                                     8,800,082
Janus Aspen Series:
 Aggressive Growth Portfolio; 693,818 shares at $17.08 per
  share (cost $10,685,497)                                       11,850,406
 Balanced Portfolio; 55,709 shares at $13.03 per share
  (cost $699,844)                                                   725,884
 Flexible Income Portfolio; 141,156 shares at $11.11 per
  share (cost $1,538,432)                                         1,568,241
 Growth Portfolio; 190,925 shares at $13.45 per share
  (cost $2,483,088)                                               2,567,940
 Short-Term Bond Portfolio; 74,706 shares at $10.03 per
  share (cost $747,969)                                             749,299
 Worldwide Growth Portfolio; 365,442 shares at $15.31 per
  share (cost $5,341,275)                                         5,594,914
Lexington Emerging Markets Fund; 36,371 shares at $9.38
  per share (cost $345,183)                                         341,159
Lexington Natural Resources Trust; 166,302 shares at
  $11.30 per share (cost $1,690,491)                              1,879,208
Neuberger & Berman Advisers Management Trust--Growth
  Portfolio; 323,147 shares at $25.86 per  share (cost
  $8,279,416)                                                     8,356,574
Scudder Variable Life Investment Fund--International
  Portfolio; 893,880 shares at $11.82 per share  (cost
  $9,913,254)                                                    10,565,665
TCI Portfolios, Inc.:
 TCI Balanced; 69,585 shares at $7.04 per share (cost
  $473,338)                                                         489,878
 TCI Growth; 4,503,433 shares at $12.06 per share (cost
  $46,105,299)                                                   54,311,402
 TCI International; 113,062 shares at $5.33 per share
  (cost $586,969)                                                   602,619
                                                            ----------------
NET ASSETS                                                   $1,130,935,704
                                                            ================

Net assets represented by:


                                                  Accumulation
                                                       Unit
                                         Units        Value
                                       ----------   ----------

Reserves for annuity contracts in
  accumulation and payment period:
Aetna Variable Fund:
  Non-Qualified 1964                      5,159.1    $149.975    $    773,737
  Non-Qualified I                       157,693.1     169.682      26,757,709
  Non-Qualified II                       91,497.4     119.527      10,936,439
  Non-Qualified III                     129,657.4     114.464      14,841,063
  Non-Qualified V                    30,554,956.8      13.972     426,924,429
  Non-Qualified VI                      538,384.8      13.060       7,031,177
  Non-Qualified VII                   3,068,782.3      14.001      42,967,268
Reserves for annuity contracts in
  payment period (Note 1)                                          62,550,401
Aetna Income Shares:
  Non-Qualified I                         7,341.1      46.171         338,944
  Non-Qualified II                       46,936.3      48.232       2,263,808
  Non-Qualified III                      11,092.5      46.616         517,093
  Non-Qualified V                     4,853,662.2      12.212      59,271,792
  Non-Qualified VI                       36,561.4      11.140         407,298
  Non-Qualified VII                     988,198.5      12.037      11,894,717
Reserves for annuity contracts in
  payment period (Note 1)                                           3,395,721
Aetna Variable Encore Fund:
  Non-Qualified I                        19,658.0      37.683         740,766
  Non-Qualified II                       53,953.2      38.335       2,068,303
  Non-Qualified III                      21,094.2      36.081         761,100
  Non-Qualified V                     4,354,271.6      11.007      47,927,808
  Non-Qualified VI                        8,053.2      10.728          86,394
  Non-Qualified VII                   2,694,033.8      10.968      29,548,408
Aetna Investment Advisers Fund,
  Inc.:
  Non-Qualified I                        38,200.7      18.002         687,677
  Non-Qualified II                      101,130.6      17.932       1,813,429
  Non-Qualified III                      26,617.3      17.889         476,148
  Non-Qualified V                     6,430,772.1      13.803      88,762,468
  Non-Qualified VI                       14,277.8      11.589         165,459
  Non-Qualified VII                     919,744.2      13.602      12,510,415
Reserves for annuity contracts in
  payment period (Note 1)                                           6,739,809
Aetna GET Fund, Series B:
  Non-Qualified V                     1,089,582.2      12.849      14,000,173
Aetna Ascent Variable Portfolio:
  Non-Qualified V                        16,790.9      10.652         178,853
  Non-Qualified VII                      15,831.9      10.645         168,530
Aetna Crossroads Variable
  Portfolio:
  Non-Qualified V                        16,953.1      10.594         179,603
  Non-Qualified VII                      27,089.2      10.587         286,802
Aetna Legacy Variable Portfolio:
  Non-Qualified V                         2,222.3      10.443          23,208
  Non-Qualified VII                      28,777.7      10.438         300,371

Alger American Funds:
 Alger American Balanced Portfolio:
  Non-Qualified VII                      54,737.3    $ 12.588    $   689,050
 Alger American Growth Portfolio:
  Non-Qualified V                       275,493.6      10.157      2,798,288
  Non-Qualified VII                     615,696.6      12.980      7,991,798
 Alger American Income and Growth
  Portfolio:
  Non-Qualified VII                      95,828.9      10.660      1,021,520
 Alger American Leveraged AllCap
  Portfolio:
  Non-Qualified VII                     159,378.8      12.265      1,954,796
 Alger American MidCap Growth
  Portfolio:
  Non-Qualified VII                     233,109.8      13.974      3,257,565
 Alger American Small
  Capitalization Portfolio:
  Non-Qualified V                     1,364,900.9      13.714     18,718,117
  Non-Qualified VII                     507,425.1      13.295      6,746,200
 Calvert Responsibly Invested
  Balanced Portfolio:
  Non-Qualified V                        25,730.0      13.480        346,846
Fidelity Investments Variable
  Insurance Products Fund:
 Equity--Income Portfolio:
  Non-Qualified V                       294,244.1      11.054      3,252,637
  Non-Qualified VII                     913,516.8      13.324     12,171,572
 Growth Portfolio:
  Non-Qualified V                       288,576.0      10.066      2,904,786
  Non-Qualified VII                     885,545.2      13.913     12,320,476
 High Income Portfolio:
  Non-Qualified VII                     112,818.5      10.701      1,207,326
 Overseas Portfolio:
  Non-Qualified V                        33,813.3      10.052        339,882
  Non-Qualified VII                     150,017.4      11.143      1,671,709
Fidelity Investments Variable
  Insurance Products Fund II:
 Asset Manager Portfolio:
  Non-Qualified VII                     116,810.0      11.664      1,362,489
 Contrafund Portfolio:
  Non-Qualified V                       379,862.0      10.468      3,976,320
  Non-Qualified VII                     684,272.2      11.658      7,976,924
 Index 500 Portfolio:
  Non-Qualified VII                     191,671.3      11.336      2,172,818
 Investment Grade Bond Portfolio:
  Non-Qualified VII                      66,574.4      10.600        705,701
Insurance Management Series:
 Corporate Bond Fund:
  Non-Qualified VII                   1,020,320.8      11.640     11,876,490
 Equity Growth and Income Fund:
  Non-Qualified VII                   2,057,363.9      12.971     26,685,566
 Growth Stock Fund:
  Non-Qualified VII                      17,503.1      10.277        179,879
 International Stock Fund:
  Non-Qualified VII                     158,318.6      10.255      1,623,538
 Prime Money Fund:
  Non-Qualified VII                     554,933.5      10.406      5,774,492
 U.S. Government Bond Fund:
  Non-Qualified VII                     417,293.2      10.804      4,508,328
 Utility Fund:
  Non-Qualified VII                     727,600.6      12.095      8,800,082

Janus Aspen Series:
 Aggressive Growth Portfolio:
  Non-Qualified V                       723,838.5    $ 12.992   $    9,404,275
  Non-Qualified VII                     187,583.5      13.040        2,446,131
 Balanced Portfolio:
  Non-Qualified V                         7,771.5      10.835           84,204
  Non-Qualified VII                      53,016.1      12.104          641,680
 Flexible Income Portfolio:
  Non-Qualified V                        84,047.6      12.094        1,016,439
  Non-Qualified VII                      45,713.6      12.071          551,802
 Growth Portfolio:
  Non-Qualified V                        26,022.4      10.870          282,874
  Non-Qualified VII                     176,110.7      12.975        2,285,066
 Short-Term Bond Portfolio:
  Non-Qualified V                         2,677.9      10.325           27,650
  Non-Qualified VII                      67,034.3      10.765          721,649
 Worldwide Growth Portfolio:
  Non-Qualified V                       227,582.2      10.893        2,479,004
  Non-Qualified VII                     252,485.1      12.341        3,115,910
Lexington Emerging Markets Fund:
  Non-Qualified VII                      36,773.1       9.277          341,159
Lexington Natural Resources Trust:
  Non-Qualified V                       162,462.2      10.479        1,702,501
  Non-Qualified VII                      16,932.5      10.436          176,707
Neuberger & Berman Advisers
Management Trust Growth Portfolio:
  Non-Qualified V                       526,542.1      15.871        8,356,574
Scudder Variable Life Investment
  Fund International Portfolio:
  Non-Qualified V                       720,017.3      14.674       10,565,665
TCI Portfolios, Inc.:
 TCI Balanced:
  Non-Qualified VII                      40,406.8      12.124          489,878
 TCI Growth:
  Non-Qualified II                       82,191.6      13.224        1,086,884
  Non-Qualified III                      24,926.7      13.107          326,719
  Non-Qualified V                     2,735,782.0      14.091       38,549,513
  Non-Qualified VI                       10,258.8      11.884          121,912
  Non-Qualified VII                   1,014,612.2      14.021       14,226,374
 TCI International:
  Non-Qualified VII                      57,691.1      10.446          602,619
                                                                 -------------
                                                                $1,130,935,704
                                                                 =============

See Notes to Financial Statements.

Variable Annuity Account B

Statement of Operations--Year Ended December 31, 1995

INVESTMENT INCOME:
Dividends: (Notes 1 and 3)
Aetna Variable Fund                                              $ 97,535,899
Aetna Income Shares                                                 4,800,986
Aetna Variable Encore Fund                                             61,853
Aetna Investment Advisers Fund, Inc.                                7,359,482
Aetna GET Fund, Series B                                              359,007
Aetna Ascent Variable Portfolio                                         7,378
Aetna Crossroads Variable Portfolio                                     8,108
Aetna Legacy Variable Portfolio                                         5,625
Alger American Fund--Alger American Balanced Portfolio                    267
Alger American Fund--Alger American Growth Portfolio                    1,379
Alger American Fund--Alger American MidCap Portfolio                        2
Calvert Responsibly Invested Balanced Portfolio                        30,986
Fidelity Investments Variable Insurance Products
  Fund--Equity-Income Portfolio                                       126,924
Fidelity Investments Variable Insurance Products Fund--Growth
  Portfolio                                                             1,403
Fidelity Investments Variable Insurance Products
  Fund--Overseas Portfolio                                                106
Fidelity Investments Variable Insurance Products Fund
  II--Asset Manager Portfolio                                           3,070
Fidelity Investments Variable Insurance Products Fund
  II--Contrafund Portfolio                                            146,072
Insurance Management Series--Corporate Bond Fund                      425,532
Insurance Management Series--Equity Growth and Income Fund            249,502
Insurance Management Series--Prime Money Fund                         225,699
Insurance Management Series--U.S. Government Bond Fund                 98,938
Insurance Management Series--Utility Fund                             186,623
Janus Aspen Series--Aggressive Growth Portfolio                       113,664
Janus Aspen Series--Balanced Portfolio                                  5,931
Janus Aspen Series--Flexible Income Portfolio                          51,680
Janus Aspen Series--Growth Portfolio                                   41,839
Janus Aspen Series--Short-Term Bond Portfolio                          15,670
Janus Aspen Series--Worldwide Growth Portfolio                         17,957
Lexington Emerging Markets Fund                                         3,323
Lexington National Resources Trust                                      7,842
Neuberger & Berman Advisers Management Trust--Growth
  Portfolio                                                           111,452
Scudder Variable Life Investment Fund--International
  Portfolio                                                            40,450
TCI Portfolios, Inc.--TCI Balanced                                      5,359
TCI Portfolios, Inc.--TCI Growth                                       47,667
                                                                --------------
 Total investment income                                          112,097,675
Valuation period deductions (Note 2)                              (11,786,592)
                                                                --------------
Net investment income                                             100,311,083
                                                                --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on sales of investments: (Notes 1 and 4)
 Proceeds from sales                            $495,934,611
 Cost of investments sold                        463,921,121
                                                -------------
  Net realized gain                                                32,013,490
Net unrealized gain (loss) on investments:
 Beginning of year                               (44,356,052)
 End of year                                      28,746,944
                                                -------------
  Net unrealized gain                                              73,102,996
                                                                --------------
Net realized and unrealized gain on investments                   105,116,486
                                                                --------------
Net increase in net assets resulting from operations             $205,427,569
                                                                ==============
See Notes to Financial Statements.

Variable Annuity Account B

Statements of Changes in Net Assets
                                                    Year Ended
                                                   December 31,
                                          -------------------------------
                                               1995            1994
                                           -------------   --------------
FROM OPERATIONS:
Net investment income                     $  100,311,083   $ 74,514,904
Net realized and unrealized gain (loss)
  on investments                             105,116,486    (89,424,840)
                                           -------------   --------------
 Net increase (decrease) in net assets
  resulting from operations                  205,427,569    (14,909,936)
                                           -------------   --------------
FROM UNIT TRANSACTIONS:
Variable annuity contract purchase
  payments                                   178,474,387    170,170,873
Sales and administrative charges
  deducted by the Company                        (34,250)        (8,045)
                                           -------------   --------------
 Net variable annuity contract purchase
  payments                                   178,440,137    170,162,828
Transfers from the Company for
  mortality guarantee adjustments              1,565,140        537,027
Transfers from (to) the Company's fixed
  account options                              4,144,061     (6,000,310)
Redemptions by contract holders              (46,390,791)   (32,737,461)
Annuity payments                              (9,198,421)    (7,564,589)
Other                                          1,143,373       (127,555)
                                           -------------   --------------
 Net increase in net assets from unit
  transactions                               129,703,499    124,269,940
                                           -------------   --------------
Change in net assets                         335,131,068    109,360,004
NET ASSETS:
Beginning of year                            795,804,636    686,444,632
                                           -------------   --------------
End of year                               $1,130,935,704   $795,804,636
                                           =============   ==============

Variable Annuity Account B

Notes to Financial Statements--December 31, 1995

1. Summary of Significant Accounting Policies

Variable Annuity Account B ("Account") is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with annuity contracts that may be entitled to tax-deferred treatment under specific sections of the Internal Revenue Code of 1986, as amended.

The accompanying financial statements of the Account have been prepared in accordance with generally accepted accounting principles.

a. Valuation of Investments

Investments in the following Funds are stated at the closing net asset value per share as determined by each Fund on December 31, 1995:

Aetna Variable Fund
Aetna Income Shares
Aetna Variable Encore Fund
Aetna Investment Advisers Fund, Inc.
Aetna GET Fund, Series B
Aetna Ascent Variable Fund
Aetna Crossroads Variable Fund
Aetna Legacy Variable Fund
Alger American Funds:
[bullet] Alger American Balanced Portfolio
[bullet] Alger American Growth Portfolio
[bullet] Alger American Income and Growth Portfolio
[bullet] Alger American Leveraged AllCap Portfolio
[bullet] Alger American MidCap Growth Portfolio
[bullet] Alger American Small Capitalization Portfolio
Calvert Responsibly Invested Balanced Portfolio
Fidelity Investments Variable Insurance Products Fund:
[bullet] Equity-Income Portfolio
[bullet] Growth Portfolio
[bullet] High Income Portfolio
[bullet] Overseas Portfolio
Fidelity Investments Variable Insurance Products Fund II:
[bullet] Asset Manager
[bullet] Contrafund Portfolio
[bullet] Index 500 Portfolio
[bullet] Investment Grade Bond Portfolio
Insurance Management Series:
[bullet] Corporate Bond Fund
[bullet] Equity Growth and Income Fund
[bullet] Growth Stock Fund
[bullet] International Stock Fund
[bullet] Prime Money Fund
[bullet] U.S. Government Bond Fund
[bullet] Utility Fund
Janus Aspen Series:
[bullet] Aggressive Growth Portfolio
[bullet] Balanced Portfolio
[bullet] Flexible Income Portfolio
[bullet] Growth Portfolio
[bullet] Short-Term Bond Portfolio
[bullet] Worldwide Growth Portfolio
Lexington Emerging Markets Fund
Lexington Natural Resources Trust
Neuberger & Berman Advisers
Management Trust:
[bullet] Growth Portfolio
Scudder Variable Life Investment Fund:
[bullet] International Portfolio
TCI Portfolios, Inc.:
[bullet] TCI Balanced
[bullet] TCI Growth
[bullet] TCI International

b. Other

Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

c. Federal Income Taxes

The operations of the Account form a part of, and are taxed with, the total operations of Aetna Life Insurance and Annuity Company ("Company") which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

d. Annuity Reserves

Annuity reserves held in the Separate Accounts are computed for currently payable contracts according to the Progressive Annuity, a49, 1971 Individual Annuity Mortality, 1971 Group Annuity Mortality, 83a, and 1983 Group Annuity Mortality tables using various assumed interest rates not to exceed seven percent. Mortality experience is monitored by the Company. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Account.

2. Valuation Period Deductions

Deductions by the Account for mortality and expense risk charges are made in accordance with the terms of the contracts and are paid to the Company.

3. Dividend Income

On an annual basis, the Funds distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions to the Account are automatically reinvested in shares of the Funds. The Account's proportionate share of each Fund's undistributed net investment income and accumulated net realized gain on investments is included in net unrealized gain in the Statement of Operations.

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments other than short-term investments for the year ended December 31, 1995 aggregated $725,949,193 and $495,934,611, respectively.

5. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

                          Variable Annuity Account B
                       Condensed Financial Information
CHANGE IN VALUE OF ACCUMULATION UNIT--JANUARY 1, 1995 TO DECEMBER 31, 1995

                                                                  Increase
                                     Value at                    in Value of
                                     Beginning     Value at     Accumulation
                                      of Year    End of Year        Unit
-----------------------------------------------------------------------------
Aetna Variable Fund:
  Non-Qualified 1964                 $114.828      $149.975         30.61%
  Non-Qualified I                     129.838       169.682         30.69%
  Non-Qualified II                     91.515       119.527         30.61%
  Non-Qualified III                    87.638       114.464         30.61%
  Non-Qualified V                      10.698        13.972         30.61%
  Non-Qualified VI                      9.993        13.060         30.69%
  Non-Qualified VII                    10.737        14.001         30.40%
-----------------------------------------------------------------------------
Aetna Income Shares:
  Non-Qualified I                    $ 39.514      $ 46.171         16.85%
  Non-Qualified II                     41.302        48.232         16.78%
  Non-Qualified III                    39.919        46.616         16.78%
  Non-Qualified V                      10.457        12.212         16.78%
  Non-Qualified VI                      9.534        11.140         16.85%
  Non-Qualified VII                    10.324        12.037         16.59%
-----------------------------------------------------------------------------
Aetna Variable Encore Fund:
  Non-Qualified I                    $ 35.958      $ 37.683          4.80%
  Non-Qualified II                     36.602        38.335          4.73%
  Non-Qualified III                    34.450        36.081          4.73%
  Non-Qualified V                      10.509        11.007          4.73%
  Non-Qualified VI                     10.237        10.728          4.80%
  Non-Qualified VII                    10.489        10.968          4.57%
-----------------------------------------------------------------------------
Aetna Investment Advisers Fund,
  Inc.:
  Non-Qualified I                    $ 14.299      $ 18.002         25.90%
  Non-Qualified II                     14.252        17.932         25.82%
  Non-Qualified III                    14.218        17.889         25.82%
  Non-Qualified V                      10.971        13.803         25.81%
  Non-Qualified VI                     10.000        11.589         15.89%(4)
  Non-Qualified VII                    10.828        13.602         25.62%
-----------------------------------------------------------------------------
Aetna GET Fund, Series B:
  Non-Qualified V                    $ 10.159      $ 12.849         26.48%
-----------------------------------------------------------------------------
Aetna Ascent Variable Portfolio:
  Non-Qualified V                    $ 10.000      $ 10.652          6.52%(7)
  Non-Qualified VII                    10.000        10.645          6.45%(7)
-----------------------------------------------------------------------------
Aetna Crossroads Variable
  Portfolio:
  Non-Qualified V                    $ 10.000      $ 10.594          5.94%(7)
  Non-Qualified VII                    10.000        10.587          5.87%(7)
-----------------------------------------------------------------------------
Aeta Legacy Variable Portfolio
  Non-Qualified V                    $ 10.000      $ 10.443          4.43%(8)
  Non-Qualified VII                    10.000        10.438          4.38%(8)
-----------------------------------------------------------------------------
Alger American Funds:
 Alger American Balanced
  Portfolio:
  Non-Qualified VII                  $ 10.000      $ 12.588         25.88%(1)
-----------------------------------------------------------------------------
 Alger American Growth Portfolio:
  Non-Qualified V                    $ 10.000      $ 10.157          1.57%(7)
  Non-Qualified VII                    10.000        12.980         29.80%(2)
-----------------------------------------------------------------------------

                                                                  Increase
                                     Value at                    in Value of
                                     Beginning     Value at     Accumulation
                                      of Year    End of Year        Unit
-----------------------------------------------------------------------------
 Alger American Income and Growth
  Portfolio:
  Non-Qualified VII                   $10.000      $10.660           6.60%(5)
-----------------------------------------------------------------------------
 Alger American Leveraged AllCap
  Portfolio:
  Non-Qualified VII                   $10.000      $12.265          22.65%(5)
-----------------------------------------------------------------------------
 Alger American MidCap Growth
  Portfolio:
  Non-Qualified VII                   $10.000      $13.974          39.74%(1)
-----------------------------------------------------------------------------
 Alger American Small
  Capitalization Portfolio:
  Non-Qualified V                     $ 9.622      $13.714          42.52%
  Non-Qualified VII                    10.000       13.295          32.95%(3)
-----------------------------------------------------------------------------
Calvert Responsibly Invested
  Balanced Portfolio:
  Non-Qualified V                     $10.518      $13.480          28.17%
-----------------------------------------------------------------------------
Fidelity Investments Variable
  Insurance Products Fund:
 Equity--Income Portfolio:
  Non-Qualified V                     $10.000      $11.054          10.54%(7)
  Non-Qualified VII                    10.002       13.324          33.21%
-----------------------------------------------------------------------------
 Growth Portfolio:
  Non-Qualified V                     $10.000      $10.066           0.66%(7)
  Non-Qualified VII                    10.423       13.913          33.48%
-----------------------------------------------------------------------------
 High Income Portfolio:
  Non-Qualified VII                   $10.000      $10.701           7.01%(5)
-----------------------------------------------------------------------------
 Overseas Portfolio:
  Non-Qualified V                     $10.000      $10.052           0.52%(7)
  Non-Qualified VII                    10.000       11.143          11.43%(1)
-----------------------------------------------------------------------------
Fidelity Investments Variable
  Insurance Products Funds II:
 Asset Manager Portfolio:
  Non-Qualified VII                   $10.000      $11.664          16.64%(1)
-----------------------------------------------------------------------------
 Contrafund Portfolio:
  Non-Qualified V                     $10.000      $10.468           4.68%(7)
  Non-Qualified VII                    10.000       11.658          16.58%(5)
-----------------------------------------------------------------------------
 Index 500 Portfolio:
  Non-Qualified VII                   $10.000      $11.336          13.36%(5)
-----------------------------------------------------------------------------
 Investment Grade Bond Portfolio:
  Non-Qualified VII                   $10.000      $10.600           6.00%(6)
-----------------------------------------------------------------------------
Insurance Management Series:
 Corporate Bond Fund:
  Non-Qualified VII                   $ 9.814      $11.640          18.61%
-----------------------------------------------------------------------------
 Equity Growth and Income Fund:
  Non-Qualified VII                   $ 9.838      $12.971          31.84%
-----------------------------------------------------------------------------
 Growth Stock Fund:
  Non-Qualified VII                   $10.000      $10.277           2.77%(9)
-----------------------------------------------------------------------------
 International Stock Fund:
  Non-Qualified VII                   $10.000      $10.255           2.55%(4)
-----------------------------------------------------------------------------
 Prime Money Fund:
  Non-Qualified VII                   $10.033      $10.406           3.71%
-----------------------------------------------------------------------------
 U.S. Government Bond Fund:
  Non-Qualified VII                   $10.073      $10.804           7.25%
-----------------------------------------------------------------------------
 Utility Fund:
  Non-Qualified VII                   $ 9.881      $12.095          22.40%
-----------------------------------------------------------------------------

                                                                  Increase
                                     Value at                    in Value of
                                     Beginning     Value at     Accumulation
                                      of Year    End of Year        Unit
----------------------------------   ---------   ------------   -------------
Janus Aspen Series:
 Aggressive Growth Portfolio:
  Non-Qualified V                     $10.319      $12.992          25.91%
  Non-Qualified VII                    10.374       13.040          25.71%
----------------------------------   ---------   ------------   -------------
 Balanced Portfolio:
  Non-Qualified V                     $10.000      $10.835           8.35%(7)
  Non-Qualified VII                    10.000       12.104          21.04%(1)
----------------------------------   ---------   ------------   -------------
 Flexible Income Portfolio:
  Non-Qualified V                     $ 9.886      $12.094          22.33%
  Non-Qualified VII                     9.884       12.071          22.13%
----------------------------------   ---------   ------------   -------------
 Growth Portfolio:
  Non-Qualified V                     $10.000      $10.870           8.70%(7)
  Non-Qualified VII                    10.109       12.975          28.35%
----------------------------------   ---------   ------------   -------------
 Short Term Bond Portfolio:
  Non-Qualified V                     $10.000      $10.325           3.25%(7)
  Non-Qualified VII                    10.000       10.765           7.65%(1)
----------------------------------   ---------   ------------   -------------
 Worldwide Growth Portfolio:
  Non-Qualified V                     $10.000      $10.893           8.93%(7)
  Non-Qualified VII                    10.000       12.341          23.41%(3)
----------------------------------   ---------   ------------   -------------
Lexington Emerging Markets Fund:
  Non-Qualified VII                   $ 9.795      $ 9.277          (5.28%)
----------------------------------   ---------   ------------   -------------
Lexington Natural Resources Trust:
  Non-Qualified V                     $ 9.079      $10.479          15.42%
  Non-Qualified VII                     9.056       10.436          15.24%
----------------------------------   ---------   ------------   -------------
Neuberger & Berman Advisers
Management Trust--Growth
  Portfolio:
  Non-Qualified V                     $12.199      $15.871          30.10%
----------------------------------   ---------   ------------   -------------
Scudder Variable Life Investment
  Fund--
International Portfolio:
  Non-Qualified V                     $13.372      $14.674           9.74%
----------------------------------   ---------   ------------   -------------
TCI Portfolios, Inc.:
 TCI Balanced:
  Non-Qualified VII                   $10.152      $12.124          19.42%
----------------------------------   ---------   ------------   -------------
 TCI Growth:
  Non-Qualified II                    $10.213      $13.224          29.47%
  Non-Qualified III                    10.123       13.107          29.47%
  Non-Qualified V                      10.883       14.091          29.47%
  Non-Qualified VI                     10.000       11.884          18.84%(4)
  Non-Qualified VII                    10.847       14.021          29.27%
----------------------------------   ---------   ------------   -------------
TCI International:
  Non-Qualified VII                   $ 9.441      $10.446          10.64%
----------------------------------   ---------   ------------   -------------

NON-QUALIFIED 1964     Individual contract issued from December 1, 1964 to
                       March 14, 1967.

NON-QUALIFIED I        Individual contract issued in connection with deferred
                       compensation plans from March 15, 1967 through April
                       30, 1975; other individual contracts issued from March
                       15, 1967 through October 31, 1975; and group contracts issued from March 15, 1967 to December 31, 1975.

NON-QUALIFIED II       Individual contracts issued in connection with
                       deferred compensation plans since May 1, 1975; other individual contracts issued since November 1, 1975;
                       and group contracts issued since January 1, 1976.

NON-QUALIFIED III      Group contracts issued in connection with deferred
                       compensation plans for tax-exempt organizations
                       (non-governmental only) since May 3, 1982.

NON-QUALIFIED V        Group Aetna Plus contracts issued in connection with
                       Deferred Compensation Plans issued since August 28,
                       1992.

NON-QUALIFIED VI       Certain existing contracts that were converted to
                       ACES, the new administrative system (previously valued under Non-Qualified I).

NON-QUALIFIED VII      Certain individual and group contracts issued as
                       non-qualified deferred annuity contracts or Individual
                       Retirement Annuity contracts issued since May 4, 1994.

1- Reflects less than a full year of performance activity. The initial Accumulation Unit Value was established at $10.000 during January 1995 when the fund became available under the contract.

2- Reflects less than a full year of performance activity. The initial Accumulation Unit Value was established at $10.000 during February 1995 when the fund became available under the contract.

3- Reflects less than a full year of performance activity. The initial Accumulation Unit Value was established at $10.000 during April 1995 when the fund became available under the contract.

4- Reflects less than a full year of performance activity. The initial Accumulation Unit Value was established at $10.000 during May 1995 when the fund became available under the contract.

5- Reflects less than a full year of performance activity. The initial Accumulation Unit Value was established at $10.000 during June 1995 when the fund became available under the contract.

6- Reflects less than a full year of performance activity. The initial Accumulation Unit Value was established at $10.000 during July 1995 when the fund became available under the contract.

7- Reflects less than a full year of performance activity. The initial Accumulation Unit Value was established at $10.000 during August 1995 when the fund became available under the contract.

8- Reflects less than a full year of performance activity. The initial Accumulation Unit Value was established at $10.000 during September 1995 when the fund became available under the contract.

9- Reflects less than a full year of performance activity. The initial Accumulation Unit Value was established at $10.000 during November 1995 when the fund became available under the contract.

                      CONSOLIDATED FINANCIAL STATEMENTS
          Aetna Life Insurance and Annuity Company and Subsidiaries
                                    Index

                                                                    Page
                                                                   --------
Independent Auditors' Report  ..................................        F-2
Consolidated Financial Statements:
 Consolidated Statements of Income for the Years Ended
  December 31, 1995, 1994, and 1993 ............................        F-3
 Consolidated Balance Sheets as of December 31, 1995 and 1994  .        F-4
 Consolidated Statements of Shareholder's Equity for the Years
  Ended December 31, 1995, 1994 and 1993 .......................        F-5
 Consolidated Statements of Cash Flows for the Years Ended
  December 31, 1995, 1994 and 1993 .............................        F-6
Notes to Consolidated Financial Statements  ....................        F-7

                         Independent Auditors' Report

The Shareholder and Board of Directors
Aetna Life Insurance and Annuity Company:

We have audited the accompanying consolidated balance sheets of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 1995. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aetna Life Insurance and Annuity Company and Subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 1993 the Company changed its methods of accounting for certain investments in debt and equity securities.

KPMG Peat Marwick LLP

Hartford, Connecticut
February 6, 1996

          AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES

        (A wholly owned subsidiary of Aetna Retirement Services, Inc.)

                      Consolidated Statements of Income
                                  (millions)

                                          Years Ended December 31,
                                      -------------------------------
                                        1995       1994       1993
                                       --------   --------   ---------
Revenue:
 Premiums                             $  130.8   $  124.2   $   82.1
 Charges assessed against
  policyholders                          318.9      279.0      251.5
 Net investment income                 1,004.3      917.2      911.9
 Net realized capital gains               41.3        1.5        9.5
 Other income                             42.0       10.3        9.5
                                       --------   --------   ---------
   Total revenue                       1,537.3    1,332.2    1,264.5
                                       --------   --------   ---------
Benefits and expenses:
 Current and future benefits             915.3      854.1      818.4
 Operating expenses                      318.7      235.2      207.2
 Amortization of deferred policy
  acquisition costs                       43.3       26.4       19.8
                                       --------   --------   ---------
   Total benefits and expenses         1,277.3    1,115.7    1,045.4
                                       --------   --------   ---------
Income before federal income taxes       260.0      216.5      219.1
 Federal income taxes                     84.1       71.2       76.2
                                       --------   --------   ---------
Net income                            $  175.9   $  145.3   $  142.9
                                       ========   ========   =========

See Notes to Consolidated Financial Statements.

          AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES

        (A wholly owned subsidiary of Aetna Retirement Services, Inc.)


                         Consolidated Balance Sheets
                                  (millions)


                                                      December 31,
                                                ------------------------
Assets                                             1995         1994
------                                          ----------   -----------
Investments:
 Debt securities, available for sale:
   (amortized cost: $11,923.7 and $10,577.8)    $12,720.8     $10,191.4
 Equity securities, available for sale:
  Non-redeemable preferred stock (cost: $51.3
  and $43.3)                                         57.6          47.2
  Investment in affiliated mutual funds
  (cost: $173.4 and $187.1)                         191.8         181.9
  Common stock (cost: $6.9 at December 31,
  1995)                                               8.2            --
 Short-term investments                              15.1          98.0
 Mortgage loans                                      21.2           9.9
 Policy loans                                       338.6         248.7
 Limited partnership                                   --          24.4
                                                ----------   -----------
   Total investments                             13,353.3      10,801.5
Cash and cash equivalents                           568.8         623.3
Accrued investment income                           175.5         142.2
Premiums due and other receivables                   37.3          75.8
Deferred policy acquisition costs                 1,341.3       1,164.3
Reinsurance loan to affiliate                       655.5         690.3
Other assets                                         26.2          15.9
Separate Accounts assets                         10,987.0       7,420.8
                                                ----------   -----------
   Total assets                                 $27,144.9     $20,934.1
                                                ==========   ===========
Liabilities and Shareholder's Equity
------------------------------------
Liabilities:
 Future policy benefits                         $ 3,594.6     $ 2,912.7
 Unpaid claims and claim expenses                    27.2          23.8
 Policyholders' funds left with the Company      10,500.1       8,949.3
   Total insurance reserve liabilities           14,121.9      11,885.8
 Other liabilities                                  259.2         302.1
 Federal income taxes:
  Current                                            24.2           3.4
  Deferred                                          169.6         233.5
 Separate Accounts liabilities                   10,987.0       7,420.8
                                                ----------   -----------
   Total liabilities                             25,561.9      19,845.6
                                                ----------   -----------
Shareholder's equity:
 Common stock, par value $50 (100,000 shares
  authorized; 55,000 shares  issued and
  outstanding)                                        2.8           2.8
 Paid-in capital                                    407.6         407.6
 Net unrealized capital gains (losses)              132.5        (189.0)
 Retained earnings                                1,040.1         867.1
   Total shareholder's equity                     1,583.0       1,088.5
                                                ----------   -----------
   Total liabilities and shareholder's equity   $27,144.9     $20,934.1
                                                ==========   ===========


See Notes to Consolidated Financial Statements.

          AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES

        (A wholly owned subsidiary of Aetna Retirement Services, Inc.)

          Consolidated Statements of Changes in Shareholder's Equity
                                  (millions)

                                           Years Ended December 31,
                                      ---------------------------------
                                         1995        1994        1993
                                       ---------   ---------   ---------
Shareholder's equity, beginning of
  year                                 $1,088.5    $1,246.7    $  990.1
Net change in unrealized capital
  gains (losses)                          321.5      (303.5)      113.7
Net income                                175.9       145.3       142.9
Common stock dividends declared            (2.9)         --          --
                                       ---------   ---------   ---------
Shareholder's equity, end of year      $1,583.0    $1,088.5    $1,246.7
                                       =========   =========   =========

See Notes to Consolidated Financial Statements.

          AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES

        (A wholly owned subsidiary of Aetna Retirement Services, Inc.)

                    Consolidated Statements of Cash Flows
                                  (millions)

                                             Years Ended December 31,
                                       -------------------------------------
                                         1995         1994          1993
                                       ----------   ----------   -----------
Cash Flows from Operating
  Activities:
Net income                             $   175.9    $   145.3    $   142.9
Adjustments to reconcile net income
  to net cash provided by
  operating activities:
Increase in accrued investment
  income                                   (33.3)       (17.5)       (11.1)
Decrease (increase) in premiums due
  and other receivables                     25.4          1.3         (5.6)
Increase in policy loans                   (89.9)       (46.0)       (36.4)
Increase in deferred policy
  acquisition costs                       (177.0)      (105.9)       (60.5)
Decrease in reinsurance loan to
  affiliate                                 34.8         27.8         31.8
Net increase in universal life
  account balances                         393.4        164.7        126.4
Increase in other insurance reserve
  liabilities                               79.0         75.1         86.1
Net increase in other liabilities
  and other assets                          15.0         53.9          7.0
Decrease in federal income taxes            (6.5)       (11.7)        (3.7)
Net accretion of discount on bonds         (66.4)       (77.9)       (88.1)
Net realized capital gains                 (41.3)        (1.5)        (9.5)
Other, net                                    --         (1.0)         0.2
                                       ----------   ----------   -----------
  Net cash provided by operating
  activities                               309.1        206.6        179.5
                                       ----------   ----------   -----------
Cash Flows from Investing
Activities:
Proceeds from sales of:
 Debt securities available for sale      4,207.2      3,593.8        473.9
 Equity securities                         180.8         93.1         89.6
 Mortgage loans                             10.7           --           --
 Limited partnership                        26.6           --           --
Investment maturities and
  collections of:
 Debt securities available for sale        583.9      1,289.2      2,133.3
 Short-term investments                    106.1         30.4         19.7
Cost of investment purchases in:
 Debt securities                        (6,034.0)    (5,621.4)    (3,669.2)
 Equity securities                        (170.9)      (162.5)      (157.5)
 Short-term investments                    (24.7)      (106.1)       (41.3)
 Mortgage loans                            (21.3)          --           --
 Limited partnership                          --        (25.0)          --
                                       ----------   ----------   -----------
  Net cash used for investing
  activities                            (1,135.6)      (908.5)    (1,151.5)
                                       ----------   ----------   -----------
Cash Flows from Financing
Activities:
Deposits and interest credited for
  investment contracts                   1,884.5      1,737.8      2,117.8
Withdrawals of investment contracts     (1,109.6)      (948.7)    (1,000.3)
Dividends paid to shareholder               (2.9)          --           --
                                       ----------   ----------   -----------
  Net cash provided by financing
  activities                               772.0        789.1      1,117.5
                                       ----------   ----------   -----------
Net (decrease) increase in cash and
cash equivalents                           (54.5)        87.2        145.5
Cash and cash equivalents,
beginning of year                          623.3        536.1        390.6
                                       ----------   ----------   -----------
Cash and cash equivalents, end of
year                                   $   568.8    $   623.3    $   536.1
                                       ==========   ==========   ===========
Supplemental cash flow information:
Income taxes paid, net                 $    90.2    $    82.6    $    79.9
                                       ==========   ==========   ===========

See Notes to Consolidated Financial Statements.

            AETNA LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES

         (A wholly owned subsidiary of Aetna Retirement Services, Inc.)

                   Notes to Consolidated Financial Statements
                        December 31, 1995, 1994, and 1993

1. Summary of Significant Accounting Policies

Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries (collectively, the "Company") is a provider of financial services and life insurance products in the United States. The Company has two business segments, financial services and life insurance.

The financial services products include individual and group annuity contracts which offer a variety of funding and distribution options for personal and employer-sponsored retirement plans that qualify under Internal Revenue Code Sections 401, 403, 408 and 457, and individual and group non-qualified annuity contracts. These contracts may be immediate or deferred and are offered primarily to individuals, pension plans, small businesses and employer-sponsored groups in the health care, government, education (collectively "not-for-profit" organizations) and corporate markets. Financial services also include pension plan administrative services.

The life insurance products include universal life, variable universal life, interest sensitive whole life and term insurance. These products are offered primarily to individuals, small businesses, employer sponsored groups and executives of Fortune 2000 companies.

Basis of Presentation

The consolidated financial statements include Aetna Life Insurance and Annuity Company and its wholly owned subsidiaries, Aetna Insurance Company of America and Aetna Private Capital, Inc.

Aetna Life Insurance and Annuity Company is a wholly owned subsidiary of Aetna Retirement Services, Inc. ("ARSI"). ARSI is a wholly owned subsidiary of Aetna Life and Casualty Company ("Aetna"). Two subsidiaries, Systematized Benefits Administrators, Inc. ("SBA"), and Aetna Investment Services, Inc. ("AISI"), which were previously reported in the consolidated financial statements were distributed in the form of dividends to ARSI in December of 1995. The impact to the Company's financial statements of distributing these dividends was immaterial.

The consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions have been eliminated. Certain reclassifications have been made to 1994 and 1993 financial information to conform to the 1995 presentation.

Accounting Changes

Accounting for Certain Investments in Debt and Equity Securities

On December 31, 1993, the Company adopted Financial Accounting Standard ("FAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities, which requires the classification of debt securities into three categories: "held to maturity", which are carried at amortized cost; "available for sale", which are carried at fair value with changes in fair value recognized as a component of shareholder's equity; and "trading", which are carried at fair value with immediate recognition in income of changes in fair value.

Initial adoption of this standard resulted in a net increase of $106.8 million, net of taxes of $57.5 million, to net unrealized gains in shareholder's equity. These amounts exclude gains and losses allocable to experience-rated (including universal life) contractholders. Adoption of FAS No. 115 did not have a material effect on deferred policy acquisition costs.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of ninety days or less when purchased.

Investments

Debt Securities

At December 31, 1995 and 1994, all of the Company's debt securities are classified as available for sale and carried at fair value. These securities are written down (as realized losses) for other than temporary decline in value. Unrealized gains and losses related to these securities, after deducting amounts allocable to experience-rated contractholders and related taxes, are reflected in shareholder's equity.

Fair values for debt securities are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair values are measured utilizing quoted market prices for similar securities or by using discounted cash flow methods. Cost for mortgage-backed securities is adjusted for unamortized premiums and discounts, which are amortized using the interest method over the estimated remaining term of the securities, adjusted for anticipated prepayments.

Purchases and sales of debt securities are recorded on the trade date.

Equity Securities

Equity securities are classified as available for sale and carried at fair value based on quoted market prices or dealer quotations. Equity securities are written down (as realized losses) for other than temporary declines in value. Unrealized gains and losses related to such securities are reflected in shareholder's equity. Purchases and sales are recorded on the trade date.

The investment in affiliated mutual funds represents an investment in the Aetna Series Fund, Inc., a retail mutual fund which has been seeded by the Company, and is carried at fair value.

Mortgage Loans and Policy Loans

Mortgage loans and policy loans are carried at unpaid principal balances net of valuation reserves, which approximates fair value, and are generally secured. Purchases and sales of mortgage loans are recorded on the closing date.

Limited Partnership

The Company's limited partnership investment was carried at the amount invested plus the Company's share of undistributed operating results and unrealized gains (losses), which approximates fair value. The Company disposed of the limited partnership during 1995.

Short-Term Investments

Short-term investments, consisting primarily of money market instruments and other debt issues purchased with an original maturity of over ninety days and less than one year, are considered available for sale and are carried at fair value, which approximates amortized cost.

Deferred Policy Acquisition Costs

Certain costs of acquiring insurance business have been deferred. These costs, all of which vary with and are primarily related to the production of new business, consist principally of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses. For fixed ordinary life contracts, such costs are amortized over expected premium-paying periods. For universal life and certain annuity contracts, such costs are amortized in proportion to estimated gross profits and adjusted to reflect actual gross profits. These costs are amortized over twenty years for annuity pension contracts, and over the contract period for universal life contracts.

Deferred policy acquisition costs are written off to the extent that it is determined that future policy premiums and investment income or gross profits would not be adequate to cover related losses and expenses.

Insurance Reserve Liabilities

The Company's liabilities include reserves related to fixed ordinary life, fixed universal life and fixed annuity contracts. Reserves for future policy benefits for fixed ordinary life contracts are computed on the basis of assumed investment yield, assumed mortality, withdrawals and expenses, including a margin for adverse deviation, which generally vary by plan, year of issue and policy duration. Reserve interest rates range from 2.25% to 10.00%. Assumed investment yield is based on the Company's experience. Mortality and withdrawal rate assumptions are based on relevant Aetna experience and are periodically reviewed against both industry standards and experience.

Reserves for fixed universal life (included in Future Policy Benefits) and fixed deferred annuity contracts (included in Policyholders' Funds Left With the Company) are equal to the fund value. The fund value is equal to cumulative deposits less charges plus credited interest thereon, without reduction for possible future penalties assessed on premature withdrawal. For guaranteed interest options, the interest credited ranged from 4.00% to 6.38% in 1995 and 4.00% to 5.85% in 1994. For all other fixed options, the interest credited ranged from 5.00% to 7.00% in 1995 and 5.00% to 7.50% in 1994.

Reserves for fixed annuity contracts in the annuity period and for future amounts due under settlement options are computed actuarially using the 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, the 1983 Group Annuity Mortality Table and, in some cases, mortality improvement according to scales G and H, at assumed interest rates ranging from 3.5% to 9.5%. Reserves relating to contracts with life contingencies are included in Future Policy Benefits. For other contracts, the reserves are reflected in Policyholders' Funds Left With the Company.

Unpaid claims for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

Premiums, Charges Assessed Against Policyholders, Benefits and Expenses

Premiums are recorded as revenue when due for fixed ordinary life contracts. Charges assessed against policyholders' funds for cost of insurance, surrender charges, actuarial margin and other fees are recorded as revenue for universal life and certain annuity contracts. Policy benefits and expenses are recorded in relation to the associated premiums or gross profit so as to result in recognition of profits over the expected lives of the contracts.

Separate Accounts

Assets held under variable universal life, variable life and variable annuity contracts are segregated in Separate Accounts and are invested, as designated by the contractholder or participant under a contract, in shares of Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund, or The Aetna Series Fund Inc., which are managed by the Company or other selected mutual funds not managed by the Company.

Separate Accounts assets and liabilities are carried at fair value except for those relating to a guaranteed interest option which is offered through a Separate Account. The assets of the Separate Account supporting the guaranteed interest option are carried at an amortized cost of $322.2 million for 1995 (fair value $343.9 million) and $149.7 million for 1994 (fair value $146.3 million), since the Company bears the investment risk where the contract is held to maturity. Reserves relating to the guaranteed interest option are maintained at fund value and reflect interest credited at rates ranging from 4.5% to 8.38% in both 1995 and 1994. Separate Accounts assets and liabilities are shown as separate captions in the Consolidated Balance Sheets.

Deposits, investment income and net realized and unrealized capital gains (losses) of the Separate Accounts are not reflected in the Consolidated Statements of Income (with the exception of realized capital gains (losses) on the sale of assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

Federal Income Taxes

The Company is included in the consolidated federal income tax return of Aetna. The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2. Investments

Investments in debt securities available for sale as of December 31, 1995 were as follows:

                                           Gross        Gross
                            Amortized   Unrealized   Unrealized      Fair
                              Cost         Gains       Losses        Value
                            ----------   ----------   ----------   ----------
                                               (millions)
U.S. Treasury securities
  and obligations of
   government agencies
  and corporations          $   539.5     $ 47.5        $  --      $   587.0
Obligations of states
  and political
  subdivisions                   41.4       12.4           --           53.8
U.S. Corporate
  securities:
  Financial                   2,764.4      110.3          2.1        2,872.6
  Utilities                     454.4       27.8          1.0          481.2
  Other                       2,177.7      159.5          1.2        2,336.0
                            ----------   ----------   ----------   ----------
 Total U.S. Corporate
  securities                  5,396.5      297.6          4.3        5,689.8
Foreign securities:
  Government                    316.4       26.1          2.0          340.5
  Financial                     534.2       45.4          3.5          576.1
  Utilities                     236.3       32.9           --          269.2
  Other                         215.7       15.1           --          230.8
                            ----------   ----------   ----------   ----------
 Total Foreign
  securities                  1,302.6      119.5          5.5        1,416.6
Residential
  mortgage-backed
  securities:
  Residential
  pass-throughs                 556.7       99.2          1.8          654.1
  Residential CMOs            2,383.9      167.6          2.2        2,549.3
                            ----------   ----------   ----------   ----------
Total Residential
  mortgage-backed
  securities                  2,940.6      266.8          4.0        3,203.4
Commercial/Multifamily
  mortgage-backed
   securities                   741.9       32.3          0.2          774.0
                            ----------   ----------   ----------   ----------
  Total Mortgage-backed
  securities                  3,682.5      299.1          4.2        3,977.4
Other asset-backed
  securities                    961.2       35.5          0.5          996.2
                            ----------   ----------   ----------   ----------
Total debt securities
  available for sale        $11,923.7     $811.6        $14.5      $12,720.8
                            ==========   ==========   ==========   ==========

Investments in debt securities available for sale as of December 31, 1994 were as follows:
                                           Gross        Gross
                            Amortized   Unrealized   Unrealized      Fair
                              Cost         Gains       Losses        Value
                            ----------   ----------   ----------   ----------
                                               (millions)
U.S. Treasury securities
  and obligations of U.S.
   government agencies
  and corporations          $ 1,396.1     $  2.0       $ 84.2      $ 1,313.9
Obligations of states
  and political
  subdivisions                   37.9        1.2           --           39.1
U.S. Corporate
  securities:
  Financial                   2,216.9        3.8        109.4        2,111.3
  Utilities                     100.1         --          7.9           92.2
  Other                       1,344.3        6.0         67.9        1,282.4
                            ----------   ----------   ----------   ----------
 Total U.S. Corporate
  securities                  3,661.3        9.8        185.2        3,485.9
Foreign securities:
  Government                    434.4        1.2         33.9          401.7
  Financial                     368.2        1.1         23.0          346.3
  Utilities                     204.4        2.5          9.5          197.4
  Other                          46.3        0.8          1.5           45.6
                            ----------   ----------   ----------   ----------
 Total Foreign
  securities                  1,053.3        5.6         67.9          991.0
Residential
  mortgage-backed
  securities:
  Residential
  pass-throughs                 627.1       81.5          5.0          703.6
  Residential CMOs            2,671.0       32.9        139.4        2,564.5
                            ----------   ----------   ----------   ----------
Total Residential
  mortgage-backed
  securities                  3,298.1      114.4        144.4        3,268.1
Commercial/Multifamily
  mortgage-backed
   securities                   435.0        0.2         21.3          413.9
                            ----------   ----------   ----------   ----------
  Total Mortgage-backed
  securities                  3,733.1      114.6        165.7        3,682.0
Other asset-backed
  securities                    696.1        0.2         16.8          679.5
                            ----------   ----------   ----------   ----------
Total debt securities
  available for sale        $10,577.8     $133.4       $519.8      $10,191.4
                            ==========   ==========   ==========   ==========

At December 31, 1995 and 1994, net unrealized appreciation (depreciation) of $797.1 million and $(386.4) million, respectively, on available for sale debt securities included $619.1 million and $(308.6) million, respectively, related to experience-rated contractholders, which were not included in shareholder's equity.

The amortized cost and fair value of debt securities for the year ended December 31, 1995 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.
                                          Amortized      Fair
                                            Cost         Value
                                          ----------   ----------
                                                (millions)
Due to mature:
 One year or less                         $   348.8    $   351.1
 After one year through five years          2,100.2      2,159.5
 After five years through ten years         2,516.0      2,663.4
 After ten years                            2,315.0      2,573.2
 Mortgage-backed securities                 3,682.5      3,977.4
 Other asset-backed securities                961.2        996.2
                                          ----------   ----------
  Total                                   $11,923.7    $12,720.8
                                          ==========   ==========

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Cash collateral, which is in excess of the market value of the loaned securities, is deposited by the borrower with a lending agent, and retained and invested by the lending agent to generate additional income for the Company. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value fluctuates. At December 31, 1995, the Company had loaned securities (which are reflected as invested assets on the Consolidated Balance Sheets) with a market value of approximately $264.5 million.

At December 31, 1995 and 1994, debt securities carried at $7.4 million and $7.0 million, respectively, were on deposit as required by regulatory authorities.

The valuation reserve for mortgage loans was $3.1 million at December 31, 1994. There was no valuation reserve for mortgage loans at December 31, 1995. The carrying value of non-income producing investments was $0.1 million and $0.2 million at December 31, 1995 and 1994, respectively.

Investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 1995 are as follows:

Debt Securities
                                             Amortized     Fair
                                                Cost       Value
                                              ---------   --------
                                                  (millions)
General Electric Corporation                   $314.9     $329.3
General Motors Corporation                      273.9      284.5
Associates Corporation of North America         230.2      239.1
Society National Bank                           203.5      222.3
Ciesco, L.P.                                    194.9      194.9
Countrywide Funding                             171.2      172.7
Baxter International                            168.9      168.9
Time Warner                                     158.6      166.1
Ford Motor Company                              156.7      162.6

The portfolio of debt securities at December 31, 1995 and 1994 included $662.5 million and $318.3 million, respectively, (5% and 3%, respectively, of the debt securities) of investments that are considered "below investment grade". "Below investment grade" securities are defined to be securities that carry a rating below BBB-/Baa3, by Standard & Poors/Moody's Investor Services, respectively. The increase in below investment grade securities is the result of a change in investment strategy, which has reduced the Company's holdings in residential mortgage-back securities and increased the Company's holdings in corporate securities. Residential mortgage-back securities are subject to higher prepayment risk and lower credit risk, while corporate securities earning a comparable yield are subject to higher credit risk and lower prepayment risk. We expect the percentage of below investment grade securities will increase in 1996, but we expect that the overall average quality of the portfolio of debt securities will remain at AA-. Of these below investment grade assets, $14.5 million and $31.8 million, at December 31, 1995 and 1994, respectively, were investments that were purchased at investment grade, but whose ratings have since been downgraded.

Included in residential mortgage-back securities are collateralized mortgage obligations ("CMOs") with carrying values of $2.5 billion and $2.6 billion at December 31, 1995 and 1994, respectively. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates whereby the CMOs would be subject to repayments of principal earlier or later than originally anticipated. At December 31, 1995 and 1994, approximately 79% and 85%, respectively, of the Company's CMO holdings consisted of sequential and planned amortization class debt securities which are subject to less prepayment and extension risk than other CMO instruments. At December 31, 1995 and 1994, approximately 81% and 82%, respectively, of the Company's CMO holdings were collateralized by residential mortgage loans, on which the timely payment of principal and interest was backed by specified government agencies (e.g., GNMA, FNMA, FHLMC).

If due to declining interest rates, principal was to be repaid earlier than originally anticipated, the Company could be affected by a decrease in investment income due to the reinvestment of these funds at a lower interest rate. Such prepayments may result in a duration mismatch between assets and liabilities which could be corrected as cash from prepayments could be reinvested at an appropriate duration to adjust the mismatch.

Conversely, if due to increasing interest rates, principal was to be repaid slower than originally anticipated, the Company could be affected by a decrease in cash flow which reduces the ability to reinvest expected principal repayments at higher interest rates. Such slower payments may result in a duration mismatch between assets and liabilities which could be corrected as available cash flow could be reinvested at an appropriate duration to adjust the mismatch.

At December 31, 1995 and 1994, approximately 3% and 4%, respectively, of the Company's CMO holdings consisted of interest-only strips ("IOs") or principal-only strips ("POs"). IOs receive payments of interest and POs receive payments of principal on the underlying pool of mortgages. The risk inherent in holding POs is extension risk related to dramatic increases in interest rates whereby the future payments due on POs could be repaid much slower than originally anticipated. The extension risks inherent in holding POs was mitigated somewhat by offsetting positions in IOs. During dramatic increases in interest rates, IOs would generate more future payments than originally anticipated.

The risk inherent in holding IOs is prepayment risk related to dramatic decreases in interest rates whereby future IO cash flows could be much less than originally anticipated and in some cases could be less than the original cost of the IO. The risks inherent in IOs are mitigated somewhat by holding offsetting positions in POs. During dramatic decreases in interest rates POs would generate future cash flows much quicker than originally anticipated.

Investments in available for sale equity securities were as follows:

                                 Gross        Gross
                              Unrealized   Unrealized     Fair
                      Cost       Gains       Losses       Value
                    -------    ----------   ----------   --------
                                     (millions)
1995
----
Equity Securities    $231.6      $27.2        $1.2       $257.6
                    =======    ==========   ==========   ========
1994
----
Equity Securities    $230.5      $ 6.5        $7.9       $229.1
                    =======    ==========   ==========   ========

 3. Capital Gains and Losses on Investment Operations

Realized capital gains or losses are the difference between proceeds received from investments sold or prepaid, and amortized cost. Net realized capital gains as reflected in the Consolidated Statements of Income are after deductions for net realized capital gains (losses) allocated to experience-rated contracts of $61.1 million, $(29.1) million and $(54.8) million for the years ended December 31, 1995, 1994, and 1993, respectively. Net realized capital gains (losses) allocated to experience-rated contracts are deferred and subsequently reflected in credited rates on an amortized basis. Net unamortized gains (losses), reflected as a component of Policyholders' Funds Left With the Company, were $7.3 million and $(50.7) million at the end of December 31, 1995 and 1994, respectively.


Changes to the mortgage loan valuation reserve and writedowns on debt securities are included in net realized capital gains (losses) and amounted to $3.1 million, $1.1 million and $(98.5) million, of which $2.2 million, $0.8 million and $(91.5) million were allocable to experience-rated contractholders, for the years ended December 31, 1995, 1994 and 1993, respectively. The 1993 losses were primarily related to writedowns of interest-only mortgage-backed securities to their fair value.

Net realized capital gains (losses) on investments, net of amounts allocated to experience-rated contracts, were as follows:

                                      1995    1994    1993
                                     ------  -----   -------
                                           (millions)
Debt securities                      $32.8    $1.0    $ 9.6
Equity securities                      8.3     0.2      0.1
Mortgage loans                         0.2     0.3     (0.2)
                                     ------  -----   -------
Pretax realized capital gains        $41.3    $1.5    $ 9.5
                                     ======  =====   =======
After-tax realized capital gains     $25.8    $1.0    $ 6.2
                                     ======  =====   =======

Gross gains of $44.6 million, $26.6 million and $33.3 million and gross losses of $11.8 million, $25.6 million and $23.7 million were realized from the sales of investments in debt securities in 1995, 1994 and 1993, respectively.

Changes in unrealized capital gains (losses), excluding changes in unrealized capital gains (losses) related to experience-rated contracts, for the years ended December 31, were as follows:
                                      1995       1994       1993
                                     -------   ---------   --------
                                               (millions)
Debt securities                      $255.9     $(242.1)   $164.3
Equity securities                      27.3       (13.3)     10.6
Limited partnership                     1.8        (1.8)       --
                                     -------   ---------   --------
                                      285.0      (257.2)    174.9
Deferred federal income taxes (See
  Note 6)                             (36.5)       46.3      61.2
                                     -------   ---------   --------
Net change in unrealized capital
  gains (losses)                     $321.5     $(303.5)   $113.7
                                     =======   =========   ========

Net unrealized capital gains (losses) allocable to experience-rated contracts of $515.0 million and $104.1 million at December 31, 1995 and $(260.9) million and $(47.7) million at December 31, 1994 are reflected on the Consolidated Balance Sheet in Policyholders' Funds Left With the Company and Future Policy Benefits, respectively, and are not included in shareholder's equity.

Shareholder's equity included the following unrealized capital gains (losses), which are net of amounts allocable to experience-rated contractholders, at December 31:

                                                 1995       1994       1993
                                               -------    ---------   --------
                                                         (millions)
Debt securities
 Gross unrealized capital gains                 $179.3    $  27.4     $164.3
 Gross unrealized capital losses                  (1.3)    (105.2)        --
                                               -------    ---------   --------
                                                 178.0      (77.8)     164.3
Equity securities
 Gross unrealized capital gains                   27.2        6.5       12.0
 Gross unrealized capital losses                  (1.2)      (7.9)      (0.1)
                                               -------    ---------   --------
                                                  26.0       (1.4)      11.9
Limited Partnership
 Gross unrealized capital gains                     --         --         --
 Gross unrealized capital losses                    --       (1.8)        --
                                               -------    ---------   --------
                                                    --       (1.8)        --
Deferred federal income taxes (See Note 6)        71.5      108.0       61.7
                                               -------    ---------   --------
Net unrealized capital gains (losses)           $132.5    $(189.0)    $114.5
                                               =======    =========   ========

4. Net Investment Income

Sources of net investment income were as follows:

                                             1995      1994       1993
                                           ---------  -------   --------
                                                    (millions)
Debt securities                            $  891.5   $823.9     $828.0
Preferred stock                                 4.2      3.9        2.3
Investment in affiliated mutual funds          14.9      5.2        2.9
Mortgage loans                                  1.4      1.4        1.5
Policy loans                                   13.7     11.5       10.8
Reinsurance loan to affiliate                  46.5     51.5       53.3
Cash equivalents                               38.9     29.5       16.8
Other                                           8.4      6.7        7.7
                                           ---------  -------   --------
Gross investment income                     1,019.5    933.6      923.3
Less investment expenses                      (15.2)   (16.4)     (11.4)
                                           ---------  -------   --------
Net investment income                      $1,004.3   $917.2     $911.9
                                           =========  =======   ========

Net investment income includes amounts allocable to experience-rated contractholders of $744.2 million, $677.1 million and $661.3 million for the years ended December 31, 1995, 1994 and 1993, respectively. Interest credited to contractholders is included in Current and Future Benefits.

5. Dividend Restrictions and Shareholder's Equity

The Company distributed $2.9 million in the form of dividends of two of its subsidiaries, SBA and AISI, to Aetna Retirement Services, Inc. in 1995.

The amount of dividends that may be paid to the shareholder in 1996 without prior approval by the Insurance Commissioner of the State of Connecticut is $70.0 million.

The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and shareholder's equity those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from generally accepted accounting principles. Statutory net income was $70.0 million, $64.9 million and $77.6 million for the years ended December 31, 1995, 1994 and 1993, respectively. Statutory shareholder's equity was $670.7 million and $615.0 million as of December 31, 1995 and 1994, respectively.

At December 31, 1995 and December 31, 1994, the Company does not utilize any statutory accounting practices which are not prescribed by insurance regulators that, individually or in the aggregate, materially affect statutory shareholder's equity.

6. Federal Income Taxes

The Company is included in the consolidated federal income tax return of Aetna. Aetna allocates to each member an amount approximating the tax it would have incurred were it not a member of the consolidated group, and credits the member for the use of its tax saving attributes in the consolidated return.

In August 1993, the Omnibus Budget Reconciliation Act of 1993 (OBRA) was enacted which resulted in an increase in the federal corporate tax rate from 34% to 35% retroactive to January 1, 1993. The enactment of OBRA resulted in an increase in the deferred tax liability of $3.4 million at date of enactment, which is included in the 1993 deferred tax expense.

Components of income tax expense (benefits) were as follows:

                                               1995      1994      1993
                                             -------   -------    --------
                                                      (millions)
Current taxes (benefits):
 Income from operations                       $ 82.9    $ 78.7    $ 87.1
 Net realized capital gains                     28.5     (33.2)     18.1
                                             -------   -------    --------
                                               111.4      45.5     105.2
                                             -------   -------    --------
Deferred taxes (benefits):
 Income from operations                        (14.4)     (8.0)    (14.2)
 Net realized capital gains                    (12.9)     33.7     (14.8)
                                             -------   -------    --------
                                               (27.3)     25.7     (29.0)
                                             -------   -------    --------
  Total                                       $ 84.1    $ 71.2    $ 76.2
                                             =======   =======    ========

Income tax expense was different from the amount computed by applying the federal income tax rate to income before federal income taxes for the following reasons:

                                               1995      1994      1993
                                             -------   -------    --------
                                                      (millions)
Income before federal income taxes            $260.0    $216.5    $219.1
Tax rate                                          35%       35%       35%
                                             -------   -------    --------
Application of the tax rate                     91.0      75.8      76.7
                                             -------   -------    --------
Tax effect of:
 Excludable dividends                           (9.3)     (8.6)     (8.7)
 Tax reserve adjustments                         3.9       2.9       4.7
 Reinsurance transaction                        (0.5)      1.9      (0.2)
 Tax rate change on deferred liabilities          --        --       3.7
 Other, net                                     (1.0)     (0.8)       --
                                             -------   -------    --------
  Income tax expense                          $ 84.1    $ 71.2    $ 76.2
                                             =======   =======    ========

The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31 are presented below:

                                                         1995      1994
                                                       -------    --------
                                                           (millions)
Deferred tax assets:
 Insurance reserves                                     $290.4    $211.5
 Net unrealized capital losses                              --     136.3
 Unrealized gains allocable to experience-rated
  contracts                                              216.7        --
 Investment losses not currently deductible                7.3      15.5
 Postretirement benefits other than pensions               7.7       8.4
 Other                                                    32.0      28.3
                                                       -------    --------
Total gross assets                                       554.1     400.0
Less valuation allowance                                    --     136.3
                                                       -------    --------
 Deferred tax assets, net of valuation                   554.1     263.7
Deferred tax liabilities:
 Deferred policy acquisition costs                       433.0     385.2
 Unrealized losses allocable to experience-rated
  contracts                                                 --     108.0
 Market discount                                           4.4       3.6
 Net unrealized capital gains                            288.2        --
 Other                                                    (1.9)      0.4
                                                       -------    --------
Total gross liabilities                                  723.7     497.2
                                                       -------    --------
Net deferred tax liability                              $169.6    $233.5
                                                       =======    ========

Net unrealized capital gains and losses are presented in shareholder's equity net of deferred taxes. At December 31, 1994, $81.0 million of net unrealized capital losses were reflected in shareholder's equity without deferred tax benefits. As of December 31, 1995, no valuation allowance was required for unrealized capital gains and losses. The reversal of the valuation allowance had no impact on net income in 1995.

The "Policyholders' Surplus Account," which arose under prior tax law, is generally that portion of a life insurance company's statutory income that has not been subject to taxation. As of December 31, 1983, no further additions could be made to the Policyholders' Surplus Account for tax return purposes under the Deficit Reduction Act of 1984. The balance in such account was approximately $17.2 million at December 31, 1995. This amount would be taxed only under certain conditions. No income taxes have been provided on this amount since management believes the conditions under which such taxes would become payable are remote.

The Internal Revenue Service ("Service") has completed examinations of the consolidated federal income tax returns of Aetna through 1986. Discussions are being held with the Service with respect to proposed adjustments. However, management believes there are adequate defenses against, or sufficient reserves to provide for, such challenges. The Service has commenced its examinations for the years 1987 through 1990.

7. Benefit Plans

Employee Pension Plans--The Company, in conjunction with Aetna, has non-contributory defined benefit pension plans covering substantially all employees. The plans provide pension benefits based on years of service and average annual compensation (measured over sixty consecutive months of highest earnings in a 120 month period). Contributions are determined using the Projected Unit Credit Method and, for qualified plans subject to ERISA requirements, are limited to the amounts that are currently deductible for tax reporting purposes. The accumulated benefit obligation and plan assets are recorded by Aetna. The accumulated plan assets exceed accumulated plan benefits. There has been no funding to the plan for the years 1993 through 1995, and therefore, no expense has been recorded by the Company.

Agent Pension Plans--The Company, in conjunction with Aetna, has a non-qualified pension plan covering certain agents. The plan provides pension benefits based on annual commission earnings. The accumulated plan assets exceed accumulated plan benefits. There has been no funding to the plan for the years 1993 through 1995, and therefore, no expense has been recorded by the Company.

Employee Postretirement Benefits--In addition to providing pension benefits, Aetna also provides certain postretirement health care and life insurance benefits, subject to certain caps, for retired employees. Medical and dental benefits are offered to all full-time employees retiring at age 50 with at least 15 years of service or at age 65 with at least 10 years of service. Retirees are required to contribute to the plans based on their years of service with Aetna.

The cost to the Company associated with the Aetna postretirement plans for 1995, 1994 and 1993 were $1.4 million, $1.0 million and $0.8 million, respectively.

Agent Postretirement Benefits--The Company, in conjunction with Aetna, also provides certain postemployment health care and life insurance benefits for certain agents.

The cost to the Company associated to the agents' postretirement plans for 1995, 1994 and 1993 were $0.8 million, $0.7 million and $0.6 million, respectively.

Incentive Savings Plan--Substantially all employees are eligible to participate in a savings plan under which designated contributions, which may be invested in common stock of Aetna or certain other investments, are matched, up to 5% of compensation, by Aetna. Pretax charges to operations for the incentive savings plan were $4.9 million, $3.3 million and $3.1 million in 1995, 1994 and 1993, respectively.

Stock Plans--Aetna has a stock incentive plan that provides for stock options and deferred contingent common stock or cash awards to certain key employees. Aetna also has a stock option plan under which executive and middle management employees of Aetna may be granted options to purchase common stock of Aetna at the market price on the date of grant or, in connection with certain business combinations, may be granted options to purchase common stock on different terms. The cost to the Company associated with the Aetna stock plans for 1995, 1994 and 1993, was $6.3 million, $1.7 million and $0.4 million, respectively.

8. Related Party Transactions

The Company is compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance contracts, the Separate Accounts pay the Company a daily fee which, on an annual basis, ranges, depending on the product, from .25% to 1.80% of their average daily net assets. The Company also receives fees from the variable life and annuity mutual funds and The Aetna Series Fund for serving as investment adviser. Under the advisory agreements, the Funds pay the Company a daily fee which, on an annual basis, ranges, depending on the fund, from .25% to 1.00% of their average daily net assets. The advisory agreements also call for the variable funds to pay their own administrative expenses and for The Aetna Series Fund to pay certain administrative expenses. The Company also receives fees (expressed as a percentage of the average daily net assets) from The Aetna Series Fund for providing administration, shareholder services and promoting sales. The amount of compensation and fees received from the Separate Accounts and Funds, included in Charges Assessed Against Policyholders, amounted to $128.1 million, $104.6 million and $93.6 million in 1995, 1994 and 1993, respectively. The Company may waive advisory fees at its discretion.

The Company may, from time to time, make reimbursements to a Fund for some or all of its operating expenses. Reimbursement arrangements may be terminated at any time without notice.


Since 1981, all domestic individual non-participating life insurance of Aetna and its subsidiaries has been issued by the Company. Effective December 31, 1988, the Company entered into a reinsurance agreement with Aetna Life Insurance Company ("Aetna Life") in which substantially all of the non-participating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. A $108.0 million commission, paid by the Company to Aetna Life in 1988, was capitalized as deferred policy acquisition costs. The Company maintained insurance reserves of $655.5 million and $690.3 million as of December 31, 1995 and 1994, respectively, relating to the business assumed. In consideration for the assumption of this business, a loan was established relating to the assets held by Aetna Life which support the insurance reserves. The loan is being reduced in accordance with the decrease in the reserves. The fair value of this loan was $663.5 million and $630.3 million as of December 31, 1995 and 1994, respectively, and is based upon the fair value of the underlying assets. Premiums of $28.0 million, $32.8 million and $33.3 million and current and future benefits of $43.0 million, $43.8 million and $55.4 million were assumed in 1995, 1994 and 1993, respectively.


Investment income of $46.5 million, $51.5 million and $53.3 million was generated from the reinsurance loan to affiliate in 1995, 1994 and 1993, respectively. Net income of approximately $18.4 million, $25.1 million and $13.6 million resulted from this agreement in 1995, 1994 and 1993, respectively.

On December 16, 1988, the Company assumed $25.0 million of premium revenue from Aetna Life for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company also is responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $28.0 million and $24.2 million were maintained for this contract as of December 31, 1995 and 1994, respectively.

Effective February 1, 1992, the Company increased its retention limit per individual life to $2.0 million and entered into a reinsurance agreement with Aetna Life to reinsure amounts in excess of this limit, up to a maximum of $8.0 million on any new individual life business, on a yearly renewable term basis. Premium amounts related to this agreement were $3.2 million, $1.3 million and $0.6 million for 1995, 1994 and 1993, respectively.

The Company received no capital contributions in 1995, 1994 or 1993.

The Company distributed $2.9 million in the form of dividends of two of its subsidiaries, SBA and AISI, to Aetna Retirement Services, Inc. in 1995.

Premiums due and other receivables include $5.7 million and $27.6 million due from affiliates in 1995 and 1994, respectively. Other liabilities include $12.4 million and $27.9 million due to affiliates for 1995 and 1994, respectively.

Substantially all of the administrative and support functions of the Company are provided by Aetna and its affiliates. The financial statements reflect allocated charges for these services based upon measures appropriate for the type and nature of service provided.

9. Reinsurance

The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverables deemed probable of recovery are reflected as assets on the Company's Consolidated Balance Sheets.

The following table includes premium amounts ceded/assumed to/from affiliated companies as discussed in Note 8 above.

                                             Ceded to      Assumed
                                   Direct      Other     from Other      Net
                                   Amount    Companies    Companies    Amount
                                  -------    ----------   ----------   --------
                                                   (millions)
1995
----
Premiums:
 Life Insurance                    $ 28.8      $ 8.6        $28.0      $ 48.2
 Accident and Health Insurance        7.5        7.5           --          --
 Annuities                           82.1         --          0.5        82.6
                                  -------    ----------   ----------   --------
 Total earned premiums             $118.4      $16.1        $28.5      $130.8
                                  =======    ==========   ==========   ========
1994
----
Premiums:
 Life Insurance                    $ 27.3      $ 6.0        $32.8      $ 54.1
 Accident and Health Insurance        9.3        9.3           --          --
 Annuities                           69.9         --          0.2        70.1
                                  -------    ----------   ----------   --------
 Total earned premiums             $106.5      $15.3        $33.0      $124.2
                                  =======    ==========   ==========   ========
1993
----
Premiums:
 Life Insurance                    $ 22.4      $ 5.6        $33.3      $ 50.1
 Accident and Health Insurance       12.9       12.9           --          --
 Annuities                           31.3         --          0.7        32.0
                                  -------    ----------   ----------   --------
 Total earned premiums             $ 66.6      $18.5        $34.0      $ 82.1
                                  =======    ==========   ==========   ========

10. Financial Instruments

Estimated Fair Value

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1995 and 1994 were as follows:

                                       1995                     1994
                               ---------------------   ----------------------
                                Carrying     Fair      Carrying       Fair
                                 Value       Value       Value       Value
                                ---------   ---------  ---------   ----------
                                                 (millions)
Assets:
 Cash and cash equivalents     $   568.8   $   568.8   $   623.3   $   623.3
 Short-term investments             15.1        15.1        98.0        98.0
 Debt securities                12,720.8    12,720.8    10,191.4    10,191.4
 Equity securities                 257.6       257.6       229.1       229.1
 Limited partnership                  --          --        24.4        24.4
 Mortgage loans                     21.2        21.9         9.9         9.9
Liabilities:
 Investment contract
  liabilities:
  With a fixed maturity            989.1     1,001.2       826.7       833.5
  Without a fixed maturity       9,511.0     9,298.4     8,122.6     7,918.2

Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, such as estimates of timing and amount of expected future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument. In evaluating the Company's management of interest rate and liquidity risk, the fair values of all assets and liabilities should be taken into consideration, not only those above.

The following valuation methods and assumptions were used by the Company in estimating the fair value of the above financial instruments:

Short-term instruments: Fair values are based on quoted market prices or dealer quotations. Where quoted market prices are not available, the carrying amounts reported in the Consolidated Balance Sheets approximates fair value. Short-term instruments have a maturity date of one year or less and include cash and cash equivalents, and short-term investments.

Debt and equity securities: Fair values are based on quoted market prices or dealer quotations. Where quoted market prices or dealer quotations are not available, fair value is estimated by using quoted market prices for similar securities or discounted cash flow methods.

Mortgage loans: Fair value is estimated by discounting expected mortgage loan cash flows at market rates which reflect the rates at which similar loans would be made to similar borrowers. The rates reflect management's assessment of the credit quality and the remaining duration of the loans. The fair value estimate of mortgage loans of lower quality, including problem and restructured loans, is based on the estimated fair value of the underlying collateral.

Investment contract liabilities (included in Policyholders' Funds Left With the Company):

With a fixed maturity: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

Without a fixed maturity: Fair value is estimated as the amount payable to the contractholder upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

Off-Balance-Sheet Financial Instruments (including Derivative Financial Instruments)

During 1995, the Company received $0.4 million for writing call options on underlying securities. As of December 31, 1995 there were no option contracts outstanding.

At December 31, 1995, the Company had a forward swap agreement with a notional amount of $100.0 million and a fair value of $0.1 million.

The Company did not have transactions in derivative instruments in 1994.

The Company also holds investments in certain debt and equity securities with derivative characteristics (i.e., including the fact that their market value is at least partially determined by, among other things, levels of or changes in interest rates, prepayment rates, equity markets or credit ratings/spreads). The amortized cost and fair value of these securities, included in the $13.4 billion investment portfolio, as of December 31, 1995 was as follows:

 (Millions)                                  Amortized Cost   Fair Value
                                             --------------   -----------
Collateralized mortgage obligations             $2,383.9       $2,549.3
 Principal-only strips (included above)             38.7           50.0
 Interest-only strips (included above)              10.7           20.7
Structured Notes (1)                                95.0          100.3

(1) Represents non-leveraged instruments whose fair values and credit risk are based on underlying securities, including fixed income securities and interest rate swap agreements.

11. Commitments and Contingent Liabilities

Commitments

Through the normal course of investment operations, the Company commits to either purchase or sell securities or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 1995, the Company had commitments to purchase investments of $31.4 million. The fair value of the investments at December 31, 1995 approximated $31.5 million. There were no outstanding forward commitments at December 31, 1994.

Litigation

There were no material legal proceedings pending against the Company as of December 31, 1995 or December 31, 1994 which were beyond the ordinary course of business. The Company is involved in lawsuits arising, for the most part, in the ordinary course of its business operations as an insurer.

12. Segment Information

The Company's operations are reported through two major business segments:
Life Insurance and Financial Services.

Summarized financial information for the Company's principal operations was as follows:

 (Millions)                              1995         1994          1993
----------------------------------------------------------------------------
Revenue:
 Financial services                    $ 1,129.4    $   946.1    $   892.8
 Life insurance                            407.9        386.1        371.7
                                       ----------   ----------   -----------
  Total revenue                        $ 1,537.3    $ 1,332.2    $ 1,264.5
----------------------------------------------------------------------------
Income before federal income taxes:
 Financial services                    $   158.0    $   119.7    $   121.1
 Life insurance                            102.0         96.8         98.0
                                       ----------   ----------   -----------
  Total income before federal
  income taxes                         $   260.0    $   216.5    $   219.1
----------------------------------------------------------------------------
Net income:
 Financial services                    $   113.8    $    85.5    $    86.8
 Life insurance                             62.1         59.8         56.1
                                       ----------   ----------   -----------
Net income                             $   175.9    $   145.3    $   142.9
----------------------------------------------------------------------------
Assets under management, at fair
  value:
 Financial services                    $23,224.3    $17,785.2    $16,600.5
 Life insurance                          2,698.1      2,171.7      2,175.5
----------------------------------------------------------------------------
  Total assets under management        $25,922.4    $19,956.9    $18,776.0
----------------------------------------------------------------------------

                     STATEMENT OF ADDITIONAL INFORMATION

                          VARIABLE ANNUITY ACCOUNT B

                          VARIABLE ANNUITY CONTRACTS

                                  issued by

                   AETNA LIFE INSURANCE AND ANNUITY COMPANY

Form No. 09515(S)-1                                     ALIAC Ed. December 1996